REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the

Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Capital Appreciation Fund	Hartford International Opportunities HLS Fund
AB VPS International Value Portfolio	Hartford MidCap HLS Fund
Invesco V.I. Core Equity Fund	Hartford Ultrashort Bond HLS Fund
Invesco V.I. High Yield Fund	Hartford Small Company HLS Fund
Invesco V.I. Government Money Market Fund	Hartford SmallCap Growth HLS Fund
AB VPS Growth and Income Portfolio	Hartford Stock HLS Fund
AB VPS Intermediate Bond Portfolio	Rational Trend Aggregation VA Fund
American Funds Insurance Series® Growth Fund	Rational Insider Buying VA Fund
Calvert VP SRI Balanced Portfolio	BlackRock Large Cap Focus Growth V.I. Fund
Columbia Variable Portfolio - Small Company Growth Fund	Morgan Stanley VIF U.S. Real Estate Portfolio
Wells Fargo VT Omega Growth Fund	Invesco V.I. Equity and Income Fund
Fidelity® VIP Asset Manager Portfolio	Morgan Stanley VIF Discovery Portfolio
Fidelity® VIP Growth Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund
Fidelity® VIP Contrafund® Portfolio	Columbia Variable Portfolio - Income Opportunities Fund
Fidelity® VIP Overseas Portfolio	Columbia Variable Portfolio - Mid Cap Growth Fund
Fidelity® VIP Freedom 2020 Portfolio	Invesco Oppenheimer V.I. Global Fund
Fidelity® VIP Freedom 2030 Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Freedom 2015 Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP Freedom 2025 Portfolio	Pioneer Fund VCT Portfolio
Fidelity® VIP Freedom Income Portfolio	Pioneer Mid Cap Value VCT Portfolio
Fidelity® VIP FundsManager 20% Portfolio	Prudential Series Jennison 20/20 Focus Portfolio
Fidelity® VIP FundsManager 70% Portfolio	Prudential Series Jennison Portfolio
Fidelity® VIP FundsManager 85% Portfolio	Prudential Series Value Portfolio
Franklin Income VIP Fund	Prudential Series SP International Growth Portfolio
Hartford Balanced HLS Fund	Royce Capital Fund-Small-Cap Portfolio
Hartford Total Return Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Capital Appreciation HLS Fund	Invesco V.I. American Franchise Fund
Hartford Dividend and Growth HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Healthcare HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Wells Fargo VT Opportunity Fund

We have also audited the accompanying statements of assets and liabilities of Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP®– Loomis Sayles Growth Fund, BlackRock S&P 500 Index V.I. Fund, and Fidelity ® VIP FundsManager 50% Portfolio, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Columbia Variable Portfolio - Asset Allocation Fund, and Victory Variable Insurance Diversified Stock Fund statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Columbia Variable Portfolio - Large Cap Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
Columbia Variable Portfolio - Overseas Core Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
CTIVP®– Loomis Sayles Growth Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from March 18, 2016 to December 31, 2016
BlackRock S&P 500 Index V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
Fidelity ® VIP FundsManager 50% Portfolio	December 31, 2020	Year ended December 31, 2020	Year ended December 31, 2020 and the period from September 11, 2019 to December 31, 2019	Year ended December 31, 2020 and the period from September 11, 2019 to December 31, 2019
Fidelity ® VIP FundsManager 60% Portfolio	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the day ended December 31, 2018
Hartford Global Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford Growth Opportunities HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford High Yield HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford U.S. Government Securities HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Columbia Variable Portfolio - Asset Allocation Fund	Not Applicable	Period from January 1, 2020 to April 24, 2020	Period from January 1, 2020 to April 24, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 24, 2020 and the four years in the period ended December 31, 2019
Victory Variable Insurance Diversified Stock Fund	Not Applicable	Period from January 1, 2020 to December 24, 2020	Period from January 1, 2020 to December 24, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to December 24, 2020 and the four years in the period ended December 31, 2019

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies; when replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 21, 2021

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Two since 2002.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities

December 31, 2020

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,648,934
class 2	—	—	—	—	—	—	—	566,857	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	61,171	—	—	—	1,371,734	1,345,320	—	—	—
class I	3,844,146	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,632,634	1,157,351	42,228,221	—	—	—	—	—
class S2	—	—	—	—	6,833,489	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,100,853	—
Total investments	3,844,146	61,171	2,632,634	1,157,351	49,061,710	1,371,734	1,345,320	566,857	1,100,853	6,648,934
Due from Sponsor Company	—	—	—	—	41,581	—	—	8	—	—
Receivable for fund shares sold	—	—	179	48	—	60	389	—	—	498
Other assets	3	2	—	—	6	—	—	3	—	1
Total assets	3,844,149	61,173	2,632,813	1,157,399	49,103,297	1,371,794	1,345,709	566,868	1,100,853	6,649,433

Liabilities:
Due to Sponsor Company	4	6	179	48	—	60	389	—	22	498
Payable for fund shares purchased	—	—	—	—	41,581	—	—	8	—	—
Other liabilities	15	—	1	2	—	2	1	—	11	—
Total liabilities	19	6	180	50	41,581	62	390	8	33	498

Net assets:
For contract liabilities	$3,844,130	$61,167	$2,632,633	$1,157,349	$49,061,716	$1,371,732	$1,345,319	$566,860	$1,100,820	$6,648,935

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,648,935
class 2	—	—	—	—	—	—	—	566,860	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	61,167	—	—	—	1,371,732	1,345,319	—	—	—
class I	3,844,130	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,632,633	1,157,349	42,228,223	—	—	—	—	—
class S2	—	—	—	—	6,833,493	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	1,100,820	—
Total contract liabilities	$3,844,130	$61,167	$2,632,633	$1,157,349	$49,061,716	$1,371,732	$1,345,319	$566,860	$1,100,820	$6,648,935

Shares:
class 1	—	—	—	—	—	—	—	—	—	221,853
class 2	—	—	—	—	—	—	—	4,757	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	4,266	—	—	—	48,250	123,765	—	—	—
class I	199,489	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	86,514	220,029	42,228,221	—	—	—	—	—
class S2	—	—	—	—	6,833,489	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	436,847	—
Total shares	199,489	4,266	86,514	220,029	49,061,710	48,250	123,765	4,757	436,847	221,853

Cost	$2,547,738	$78,406	$2,522,804	$1,373,824	$49,061,710	$1,369,767	$1,350,679	$375,203	$811,873	$3,724,829
Deferred contracts in the accumulation period:
Units owned by participants #	499,464	7,259	1,121,415	620,718	5,205,678	499,395	88,381	13,040	152,721	1,039,180
Minimum unit fair value #*	$6.869742	$8.426670	$1.936826	$1.635988	$8.568172	$2.288462	$13.265850	$43.470381	$6.734610	$4.731798
Maximum unit fair value #*	$69.667928	$8.426670	$27.342346	$1.945541	$10.254705	$2.998938	$14.789414	$43.470381	$26.104312	$66.188544
Contract liability	$3,844,127	$61,167	$2,538,001	$1,144,415	$48,916,408	$1,348,888	$1,267,895	$566,860	$1,053,131	$6,519,780

Contracts in payout (annuitization) period:
Units owned by participants #	0.43	—	41,435	6,648	15,370	7,753	5,286	—	7,081	22,390
Minimum unit fair value #*	$6.869742	$—	$2.283879	$1.945541	$9.278937	$2.946424	$14.601448	$—	$6.734610	$5.695084
Maximum unit fair value #*	$6.869742	$—	$2.283879	$1.945541	$9.577691	$2.946424	$14.789414	$—	$6.734610	$5.883402
Contract liability	$2.95	$—	$94,632.00	$12,934.00	$145,308.00	$22,844.00	$77,424.00	$—	$47,689.00	$129,155.00

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$3,726,224	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	4,630	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	980,457	9,458,854	10,336,559	887,306	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	210,953	123,866	78,665	751,797	207,157
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,730,854	980,457	9,458,854	10,336,559	887,306	210,953	123,866	78,665	751,797	207,157
Due from Sponsor Company	—	14	394	13	3	—	9	—	1,472	—
Receivable for fund shares sold	155	—	—	—	—	—	—	—	—	—
Other assets	2	3	—	7	—	2	3	—	—	3
Total assets	3,731,011	980,474	9,459,248	10,336,579	887,309	210,955	123,878	78,665	753,269	207,160

Liabilities:
Due to Sponsor Company	155	—	—	—	—	7	—	8	—	7
Payable for fund shares purchased	—	40	395	25	24	—	9	—	1,472	—
Other liabilities	—	7	12	4	5	—	3	2	—	1
Total liabilities	155	47	407	29	29	7	12	10	1,472	8

Net assets:
For contract liabilities	$3,730,856	$980,427	$9,458,841	$10,336,550	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

Contract Liabilities:
class 1	$3,726,225	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	4,631	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	980,427	9,458,841	10,336,550	887,280	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	210,948	123,866	78,655	751,797	207,152
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,730,856	$980,427	$9,458,841	$10,336,550	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

Shares:
class 1	88,132	—	—	—	—	—	—	—	—	—
class 2	115	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	57,539	91,834	214,585	33,458	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	14,139	7,404	5,603	45,045	16,337
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	88,247	57,539	91,834	214,585	33,458	14,139	7,404	5,603	45,045	16,337

Cost	$2,470,624	$876,311	$4,873,804	$5,329,298	$634,180	$179,078	$97,162	$64,338	$619,813	$180,253

Deferred contracts in the accumulation period:
Units owned by participants #	989,311	229,684	1,012,454	908,631	241,589	6,734	3,288	2,820	21,810	11,685
Minimum unit fair value #*	$2.966769	$4.052719	$8.898417	$10.756339	$3.252429	$31.327415	$37.676011	$27.888192	$34.470217	$17.727614
Maximum unit fair value #*	$63.163272	$25.225082	$54.804732	$49.941738	$24.808226	$31.327415	$37.676011	$27.888192	$34.470217	$17.727614
Contract liability	$3,699,144	$980,427	$9,455,295	$10,336,139	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

Contracts in payout (annuitization) period:
Units owned by participants #	9,176	—	399	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.455805	$—	$8.898417	$10.756339	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$3.455805	$—	$8.898417	$10.756339	$—	$—	$—	$—	$—	$—
Contract liability	$31,712	$—	$3,546	$411	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2020

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund

	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	661,366	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	579,002,251	216,861,010	1,081,490,691	450,745,342
class IB	—	—	—	—	—	—	55,787,016	51,890,970	103,937,703	81,682,808
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	176,335	302,786	141,820	29,375	3,802	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	176,335	302,786	141,820	29,375	3,802	661,366	634,789,267	268,751,980	1,185,428,394	532,428,150
Due from Sponsor Company	—	—	—	—	248	16	—	67,773	—	—
Receivable for fund shares sold	—	—	—	—	—	—	341,691	—	1,251,247	791,616
Other assets	1	—	—	—	1	2	24	1	—	15
Total assets	176,336	302,786	141,820	29,375	4,051	661,384	635,130,982	268,819,754	1,186,679,641	533,219,781

Liabilities:
Due to Sponsor Company	6	—	—	3	—	—	341,695	—	1,251,256	791,626
Payable for fund shares purchased	—	—	—	—	255	16	—	67,791	—	—
Other liabilities	—	—	2	5	—	—	43	10	143	8
Total liabilities	6	—	2	8	255	16	341,738	67,801	1,251,399	791,634

Net assets:
For contract liabilities	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$634,789,244	$268,751,953	$1,185,428,242	$532,428,147

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	661,368	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	579,002,229	216,860,989	1,081,490,535	450,745,337
class IB	—	—	—	—	—	—	55,787,015	51,890,964	103,937,707	81,682,810
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	176,330	302,786	141,818	29,367	3,796	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$634,789,244	$268,751,953	$1,185,428,242	$532,428,147

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	43,974	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	18,346,080	18,101,921	20,858,065	20,312,994
class IB	—	—	—	—	—	—	1,735,210	4,356,924	2,044,006	3,706,117
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	14,868	22,412	12,539	2,124	276	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	14,868	22,412	12,539	2,124	276	43,974	20,081,290	22,458,845	22,902,071	24,019,111

Cost	$172,507	$287,164	$121,215	$25,358	$3,512	$673,165	$424,977,877	$252,082,410	$933,329,994	$474,091,608

Deferred contracts in the accumulation period:
Units owned by participants #	10,795.00	11,943	4,840	905	98	35,015	89,085,823	73,643,292	71,828,406	80,433,650
Minimum unit fair value #*	$16.334467	$25.352072	$29.299418	$32.455662	$38.650275	$18.887870	$1.900657	$1.603856	$3.263347	$2.836167
Maximum unit fair value #*	$16.334467	$25.352072	$29.299418	$32.455662	$38.650275	$18.887870	$27.973584	$25.126375	$89.088282	$43.369391
Contract liability	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$611,223,613	$262,649,549	$1,159,904,806	$520,108,523

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	2,676,241	1,739,094	1,147,099	1,674,945
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$2.219833	$2.114755	$3.799314	$3.911433
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$17.994961	$11.206064	$65.203922	$10.958380
Contract liability	$—	$—	$—	$—	$—	$—	$23,565,631	$6,102,404	$25,523,436	$12,319,624

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2020

			Hartford
	Hartford	Hartford	International			Hartford Small			Rational Trend
	Healthcare HLS	Disciplined Equity	Opportunities HLS	Hartford MidCap	Hartford Ultrashort	Company HLS	Hartford SmallCap	Hartford Stock HLS	Aggregation VA	Rational Insider
	Fund	HLS Fund	Fund	HLS Fund	Bond HLS Fund	Fund	Growth HLS Fund	Fund	Fund	Buying VA Fund
	Sub-Account	Sub-Account (3)(4)	Sub-Account	Sub-Account (5)(6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	32,228,873	273,916,839	128,475,194	228,717,791	92,850,544	95,836,113	49,846,857	438,445,344	—	—
class IB	3,875,629	60,397,179	21,614,283	19,393,297	18,271,086	13,801,164	12,631,998	30,838,673	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	3,002,871	2,472,894
Total investments	36,104,502	334,314,018	150,089,477	248,111,088	111,121,630	109,637,277	62,478,855	469,284,017	3,002,871	2,472,894
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	528,963	1,767,816	63,754	562,859	11,159	49,518	37,301	273,420	126	120
Other assets	—	—	6	—	58,266	—	7	3	—	2
Total assets	36,633,465	336,081,834	150,153,237	248,673,947	111,191,055	109,686,795	62,516,163	469,557,440	3,002,997	2,473,016

Liabilities:
Due to Sponsor Company	528,963	1,767,816	63,786	562,859	11,183	49,518	37,301	273,450	126	120
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	24	17	7	58,263	1	—	558	—	—
Total liabilities	528,965	1,767,840	63,803	562,866	69,446	49,519	37,301	274,008	126	120

Net assets:
For contract liabilities	$36,104,500	$334,313,994	$150,089,434	$248,111,081	$111,121,609	$109,637,276	$62,478,862	$469,283,432	$3,002,871	$2,472,896

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	32,228,871	273,916,818	128,475,150	228,717,786	92,850,522	95,836,117	49,846,863	438,444,756	—	—
class IB	3,875,629	60,397,176	21,614,284	19,393,295	18,271,087	13,801,159	12,631,999	30,838,676	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	3,002,871	2,472,896
Total contract liabilities	$36,104,500	$334,313,994	$150,089,434	$248,111,081	$111,121,609	$109,637,276	$62,478,862	$469,283,432	$3,002,871	$2,472,896

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,349,617	15,742,347	6,561,553	5,265,142	9,202,235	3,492,570	1,306,602	4,590,089	—	—
class IB	176,406	3,525,813	1,088,332	464,399	1,810,811	569,590	346,272	322,986	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	266,685	196,730
Total shares	1,526,023	19,268,160	7,649,885	5,729,541	11,013,046	4,062,160	1,652,874	4,913,075	266,685	196,730

Cost	$29,833,011	$291,616,301	$96,832,231	$169,966,235	$111,060,585	$74,117,193	$41,959,606	$224,004,187	$3,131,576	$2,963,442

Deferred contracts in the accumulation period:
Units owned by participants #	3,788,097	72,734,716	42,500,770	18,271,120	74,421,577	13,654,612	11,048,672	45,274,092	1,288,282	789,526
Minimum unit fair value #*	$7.519374	$2.648862	$1.596759	$4.810782	$0.503805	$2.911316	$4.208421	$2.092512	$1.874660	$2.733970
Maximum unit fair value #*	$55.420206	$45.767925	$29.519429	$52.694286	$12.177688	$53.449690	$56.368793	$62.874998	$20.182839	$34.432635
Contract liability	$35,687,581	$328,665,871	$146,769,484	$243,262,039	$108,505,730	$108,429,913	$61,531,581	$454,860,858	$2,859,871	$2,377,196

Contracts in payout (annuitization) period:
Units owned by participants #	42,896	1,359,681	861,031	338,609	1,522,965	131,753	183,150	1,002,343	65,942	29,600
Minimum unit fair value #*	$8.909622	$3.111708	$1.828440	$5.651544	$0.557571	$3.334189	$4.915686	$2.396369	$2.095324	$3.119750
Maximum unit fair value #*	$9.896548	$11.209423	$5.067043	$15.424884	$3.339529	$9.818280	$5.422229	$55.878726	$2.216150	$3.251108
Contract liability	$416,919	$5,648,123	$3,319,950	$4,849,042	$2,615,879	$1,207,363	$947,281	$14,422,574	$143,000	$95,700

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2020

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Global Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$5,476,795	$3,323,023	$5,911,714	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	163,477,648	86,143	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	139,603
class II	—	—	—	—	—	—	—	—	—	—
class III	9,341,467	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	191,705	170,158	1,702,309	—	—	—	536,410	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	172,819,115	86,143	191,705	170,158	1,702,309	5,476,795	3,323,023	5,911,714	536,410	139,603
Due from Sponsor Company	—	—	—	—	8,274	—	—	—	3	—
Receivable for fund shares sold	58,728	5	—	—	—	420	209	6,456	—	—
Other assets	2	—	5	—	2	2	1	3	3	—
Total assets	172,877,845	86,148	191,710	170,158	1,710,585	5,477,217	3,323,233	5,918,173	536,416	139,603

Liabilities:
Due to Sponsor Company	58,728	5	6	6	—	420	209	6,456	—	—
Payable for fund shares purchased	—	—	—	—	8,274	—	—	—	3	—
Other liabilities	14	—	—	5	—	—	—	—	—	—
Total liabilities	58,742	5	6	11	8,274	420	209	6,456	3	—

Net assets:
For contract liabilities	$172,819,103	$86,143	$191,704	$170,147	$1,702,311	$5,476,797	$3,323,024	$5,911,717	$536,413	$139,603

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$5,476,797	$3,323,024	$5,911,717	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	163,477,637	86,143	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	139,603
class II	—	—	—	—	—	—	—	—	—	—
class III	9,341,466	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	191,704	170,147	1,702,311	—	—	—	536,413	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$172,819,103	$86,143	$191,704	$170,147	$1,702,311	$5,476,797	$3,323,024	$5,911,717	$536,413	$139,603

Shares:
class 1	—	—	—	—	—	182,987	431,002	131,488	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	5,992,583	3,992	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	13,946
class II	—	—	—	—	—	—	—	—	—	—
class III	346,108	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	11,257	9,549	59,940	—	—	—	10,444	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	6,338,691	3,992	11,257	9,549	59,940	182,987	431,002	131,488	10,444	13,946

Cost	$147,278,193	$79,168	$227,982	$155,741	$1,106,283	$3,051,723	$3,626,705	$2,251,799	$407,132	$164,687

Deferred contracts in the accumulation period:
Units owned by participants #	12,379,228	19,908	13,010	7,598	23,013	303,622	245,609	215,141	19,718	8,146
Minimum unit fair value #*	$13.093892	$4.077333	$14.735181	$22.393466	$73.972240	$16.334249	$12.364228	$25.042747	$27.204456	$17.137155
Maximum unit fair value #*	$14.492048	$4.332432	$14.735181	$22.393466	$73.972240	$18.432083	$13.521422	$27.600635	$27.204456	$17.137155
Contract liability	$167,917,421	$86,143	$191,704	$170,147	$1,702,311	$5,408,547	$3,234,182	$5,758,598	$536,413	$139,603

Contracts in payout (annuitization) period:
Units owned by participants #	359,075	—	—	—	—	3,730	6,609	5,593	—	—
Minimum unit fair value #*	$13.422109	$—	$—	$—	$—	$18.166771	$13.364565	$27.280416	$—	$—
Maximum unit fair value #*	$14.055599	$—	$—	$—	$—	$18.432083	$13.521422	$27.600635	$—	$—
Contract liability	$4,901,682	$—	$—	$—	$—	$68,250	$88,842	$153,119	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2020

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund-Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	519,618	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	9,802,709	163,576	153,824	1,356,001	236,877	72,070	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	142,697	—	—
class S1	—	—	—	—	—	—	—	—	—	1,705,307
class S2	—	—	—	—	—	—	—	—	95,137	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	519,618	9,802,709	163,576	153,824	1,356,001	236,877	72,070	142,697	95,137	1,705,307
Due from Sponsor Company	—	—	11	—	—	—	—	17	—	—
Receivable for fund shares sold	—	1,095	—	6	53	12	3	—	—	75
Other assets	—	—	1	—	—	—	—	2	—	—
Total assets	519,618	9,803,804	163,588	153,830	1,356,054	236,889	72,073	142,716	95,137	1,705,382

Liabilities:
Due to Sponsor Company	—	1,095	—	6	53	12	3	—	10	75
Payable for fund shares purchased	—	—	17	—	—	—	—	17	—	—
Other liabilities	14	4	2	2	1	1	1	—	4	1
Total liabilities	14	1,099	19	8	54	13	4	17	14	76

Net assets:
For contract liabilities	$519,604	$9,802,705	$163,569	$153,822	$1,356,000	$236,876	$72,069	$142,699	$95,123	$1,705,306

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	519,604	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	9,802,705	163,569	153,822	1,356,000	236,876	72,069	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	142,699	—	—
class S1	—	—	—	—	—	—	—	—	—	1,705,306
class S2	—	—	—	—	—	—	—	—	95,123	—
class SRV	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$519,604	$9,802,705	$163,569	$153,822	$1,356,000	$236,876	$72,069	$142,699	$95,123	$1,705,306

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	37,329	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	577,649	9,221	3,261	11,184	6,515	6,134	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	19,257	—	—
class S1	—	—	—	—	—	—	—	—	—	19,139
class S2	—	—	—	—	—	—	—	—	5,920
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	37,329	577,649	9,221	3,261	11,184	6,515	6,134	19,257	5,920	19,139

Cost	$485,942	$9,931,353	$180,136	$45,926	$300,285	$136,550	$30,503	$173,405	$99,787	$1,078,796

Deferred contracts in the accumulation period:
Units owned by participants #	32,060	3,150,746	8,619	34,455	416,889	53,836	35,360	8,229	4,498	50,236
Minimum unit fair value #*	$16.207616	$2.747471	$18.978198	$3.950572	$3.052840	$2.160768	$1.930563	$17.339904	$21.150145	$31.620519
Maximum unit fair value #*	$16.207616	$3.249455	$18.978198	$4.318004	$4.316872	$27.167299	$2.068105	$17.339904	$21.150145	$34.846806
Contract liability	$519,604	$9,702,428	$163,569	$138,801	$1,356,000	$236,876	$72,069	$142,699	$95,123	$1,698,832

Contracts in payout (annuitization) period:
Units owned by participants #	—	32,093	—	3,620	—	—	—	—	—	186
Minimum unit fair value #*	$—	$3.104027	$—	$4.149409	$—	$—	$—	$—	$—	$34.846806
Maximum unit fair value #*	$—	$3.200258	$—	$4.149409	$—	$—	$—	$—	$—	$34.846806
Contract liability	$—	$100,277	$—	$15,021	$—	$—	$—	$—	$—	$6,474

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (concluded)

December 31, 2020

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$2,630,317	$2,421,329	$2,592,864	$26,594,097	$—	$11,679,893
class 2	21,203	—	4,202	—	—	5,058,944	—
class ADM	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total investments	21,203	2,630,317	2,425,531	2,592,864	26,594,097	5,058,944	11,679,893
Due from Sponsor Company	—	—	—	—	—	—	—
Receivable for fund shares sold	1	108	99	521	3,696	274	721
Other assets	—	—	—	1	2	3	3
Total assets	21,204	2,630,425	2,425,630	2,593,386	26,597,795	5,059,221	11,680,617

Liabilities:
Due to Sponsor Company	1	108	99	521	3,696	274	721
Payable for fund shares purchased	—	—	—	—	—	—	—
Other liabilities	—	4	—	—	—	—	—
Total liabilities	1	112	99	521	3,696	274	721

Net assets:
For contract liabilities	$21,203	$2,630,313	$2,425,531	$2,592,865	$26,594,099	$5,058,947	$11,679,896

Contract Liabilities:
class 1	$—	$2,630,313	$2,421,328	$2,592,865	$26,594,099	$—	$11,679,896
class 2	21,203	—	4,203	—	—	5,058,947	—
class ADM	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total contract liabilities	$21,203	$2,630,313	$2,425,531	$2,592,865	$26,594,099	$5,058,947	$11,679,896

Shares:
class 1	—	1,421,793	157,742	87,953	902,106	—	235,767
class 2	969	—	285	—	—	359,045	—
class ADM	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—
Total shares	969	1,421,793	158,027	87,953	902,106	359,045	235,767

Cost	$14,409	$4,173,560	$1,498,154	$2,009,989	$11,540,408	$4,584,265	$5,089,166

Deferred contracts in the accumulation period:
Units owned by participants #	7,616	1,456,574	54,125	83,463	1,159,165	375,585	497,295
Minimum unit fair value #*	$2.784114	$1.179501	$5.661245	$27.506512	$21.425127	$12.735735	$21.592082
Maximum unit fair value #*	$2.784114	$16.280526	$46.619653	$31.202215	$22.744106	$13.519989	$22.921194
Contract liability	$21,203	$2,599,414	$2,403,161	$2,536,417	$26,210,480	$4,995,351	$11,312,504

Contracts in payout (annuitization) period:
Units owned by participants #	—	13,395	490	1,826	16,895	4,721	16,060
Minimum unit fair value #*	$—	$2.224220	$45.181108	$30.482257	$22.581649	$13.423390	$22.757494
Maximum unit fair value #*	$—	$2.338598	$46.135200	$31.202215	$22.744106	$13.519989	$22.921194
Contract liability	$—	$30,899	$22,370	$56,448	$383,619	$63,596	$367,392

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.

(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.

(3) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.

(4) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.

(5) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.

(6) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.

(7) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.

(8) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations

For the Periods Ended December 31, 2020

	American
	Century VP				Invesco V.I.					Columbia
	Capital	AB VPS			Government	AB VPS Growth	AB VPS	American Funds		Variable Portfolio
	Appreciation	International	Invesco V.I. Core	Invesco V.I. High	Money Market	and Income	Intermediate	Insurance Series®	Calvert VP SRI	- Small Company
	Fund	Value Portfolio	Equity Fund	Yield Fund	Fund	Portfolio	Bond Portfolio	Growth Fund	Balanced Portfolio	Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,390	$34,187	$63,574	$110,179	$17,255	$42,078	$1,215	$15,581	$—

Expenses:
Administrative charges	—	—	—	(635)	—	—	—	—	—	—
Mortality and expense risk charges	(37,453)	(1,221)	(33,862)	(15,765)	(663,322)	(20,651)	(18,219)	(4,827)	(11,966)	(77,782)
Total expenses	(37,453)	(1,221)	(33,862)	(16,400)	(663,322)	(20,651)	(18,219)	(4,827)	(11,966)	(77,782)
Net investment income (loss)	(37,453)	169	325	47,174	(553,143)	(3,396)	23,859	(3,612)	3,615	(77,782)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	90,922	(31,797)	18,044	(110,868)	—	3,778	(7,404)	15,075	17,705	170,425
Net realized gain distributions	342,685	—	589,741	—	—	70,642	—	8,511	32,152	85,984
Change in unrealized appreciation (depreciation) during the period	754,926	23,088	(314,868)	4,487	—	(65,678)	37,739	155,121	81,143	2,422,917
Net gain (loss) on investments	1,188,533	(8,709)	292,917	(106,381)	—	8,742	30,335	178,707	131,000	2,679,326
Net increase (decrease) in net assets resulting from operations	$1,151,080	$(8,540)	$293,242	$(59,207)	$(553,143)	$5,346	$54,194	$175,095	$134,615	$2,601,544

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

	Wells Fargo VT	Fidelity® VIP		Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Omega Growth	Asset Manager	Fidelity® VIP	Contrafund®	Fidelity® VIP	Freedom 2020	Freedom 2030	Freedom 2015	Freedom 2025	Freedom Income
	Fund	Portfolio	Growth Portfolio	Portfolio	Overseas Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$13,536	$5,759	$23,592	$3,578	$2,015	$1,090	$756	$6,635	$2,100

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(45,809)	(10,622)	(94,236)	(115,252)	(10,034)	(4,140)	(1,363)	(986)	(7,246)	(1,933)
Total expenses	(45,809)	(10,622)	(94,236)	(115,252)	(10,034)	(4,140)	(1,363)	(986)	(7,246)	(1,933)
Net investment income (loss)	(45,809)	2,914	(88,477)	(91,660)	(6,456)	(2,125)	(273)	(230)	(611)	167

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	97,108	1,954	503,585	655,481	34,698	21,789	952	11,153	2,070	180
Net realized gain distributions	229,458	12,033	734,195	50,083	3,811	24,450	5,138	3,490	24,271	710
Change in unrealized appreciation (depreciation) during the period	789,163	101,598	1,758,363	1,841,585	80,646	(20,294)	11,094	(4,840)	60,572	25,864
Net gain (loss) on investments	1,115,729	115,585	2,996,143	2,547,149	119,155	25,945	17,184	9,803	86,913	26,754
Net increase (decrease) in net assets resulting from operations	$1,069,920	$118,499	$2,907,666	$2,455,489	$112,699	$23,820	$16,911	$9,573	$86,302	$26,921

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

										Hartford
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP		Hartford	Hartford Total	Hartford Capital	Dividend and
	FundsManager	FundsManager	FundsManager	FundsManager	FundsManager	Franklin Income	Balanced HLS	Return Bond HLS	Appreciation HLS	Growth HLS
	20% Portfolio	50% Portfolio	60% Portfolio	70% Portfolio	85% Portfolio	VIP Fund	Fund	Fund	Fund	Fund

	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)

Investment income:
Dividends	$1,384	$2,341	$1,165	$206	$15	$41,626	$9,858,177	$8,344,853	$9,691,166	$9,078,568

Expenses:
Administrative charges	—	—	—	—	—	—	(6,940)	(9,198)	(17,082)	(13,313)
Mortality and expense risk charges	(1,512)	(1,575)	(1,570)	(323)	(22)	(8,883)	(8,034,861)	(3,427,209)	(13,873,056)	(6,544,295)
Total expenses	(1,512)	(1,575)	(1,570)	(323)	(22)	(8,883)	(8,041,801)	(3,436,407)	(13,890,138)	(6,557,608)
Net investment income (loss)	(128)	766	(405)	(117)	(7)	32,743	1,816,376	4,908,446	(4,198,972)	2,520,960

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,723	(11)	63	838	(1)	(13,312)	25,107,582	1,540,423	15,345,251	1,497,480
Net realized gain distributions	339	2,948	3,047	621	49	590	31,460,250	506,606	78,481,616	22,817,201
Change in unrealized appreciation (depreciation) during the period	3,829	11,414	14,157	2,437	336	(36,701)	(1,080,640)	9,366,924	110,652,725	3,469,294
Net gain (loss) on investments	8,891	14,351	17,267	3,896	384	(49,423)	55,487,192	11,413,953	204,479,592	27,783,975
Net increase (decrease) in net assets resulting from operations	$8,763	$15,117	$16,862	$3,779	$377	$(16,680)	$57,303,568	$16,322,399	$200,280,620	$30,304,935

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

						Hartford
	Hartford	Hartford Global	Hartford	Hartford Growth		International	Hartford MidCap			Hartford
	Healthcare HLS	Growth HLS	Disciplined Equity	Opportunities	Hartford High	Opportunities	Growth HLS	Hartford MidCap	Hartford MidCap	Ultrashort Bond
	Fund	Fund	HLS Fund	HLS Fund	Yield HLS Fund	HLS Fund	Fund	HLS Fund	Value HLS Fund	HLS Fund

	Sub-Account	Sub-Account (3)	Sub-Account (4)(5)	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)	Sub-Account (11)	Sub-Account (12)

Investment income:
Dividends	$159,286	$450,112	$924,582	$—	$3,596,796	$2,427,330	$—	$98,182	$362,471	$1,085,320

Expenses:
Administrative charges	—	—	—	—	—	(3,614)	—	—	—	(1,504)
Mortality and expense risk charges	(477,798)	(833,685)	(2,145,911)	(1,425,243)	(463,774)	(1,823,738)	(179,649)	(2,039,294)	(671,212)	(884,040)
Total expenses	(477,798)	(833,685)	(2,145,911)	(1,425,243)	(463,774)	(1,827,352)	(179,649)	(2,039,294)	(671,212)	(885,544)
Net investment income (loss)	(318,512)	(383,573)	(1,221,329)	(1,425,243)	3,133,022	599,978	(179,649)	(1,941,112)	(308,741)	199,776

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	804,407	(461,434)	2,134,654	(15,808,708)	(6,445,589)	5,024,359	(4,102,740)	6,849,401	(20,874,121)	142,712
Net realized gain distributions	6,073,139	31,411,697	5,605,527	62,415,338	—	—	5,314,831	13,788,086	5,340,508	—
Change in unrealized appreciation (depreciation) during the period	27,546	(17,748,321)	35,471,436	(1,565,479)	3,059,633	17,847,236	9,321	29,601,904	1,023,659	(625,759)
Net gain (loss) on investments	6,905,092	13,201,942	43,211,617	45,041,151	(3,385,956)	22,871,595	1,221,412	50,239,391	(14,509,954)	(483,047)
Net increase (decrease) in net assets resulting from operations	$6,586,580	$12,818,369	$41,990,288	$43,615,908	$(252,934)	$23,471,573	$1,041,763	$48,298,279	$(14,818,695)	$(283,271)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

				Hartford U.S.
	Hartford Small	Hartford		Government		Rational Trend		BlackRock S&P	BlackRock Large	Morgan Stanley
	Company HLS	SmallCap Growth	Hartford Stock	Securities HLS	Hartford Value	Aggregation VA	Rational Insider	500 Index V.I.	Cap Focus	VIF U.S. Real
	Fund	HLS Fund	HLS Fund	Fund	HLS Fund	Fund	Buying VA Fund	Fund	Growth V.I. Fund	Estate Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$7,091,570	$2,179,169	$892,784	$18,601	$—	$2,722,293	$—	$4,693

Expenses:
Administrative charges	(1,496)	—	(4,060)	—	—	—	—	—	—	—
Mortality and expense risk charges	(1,084,875)	(785,629)	(5,578,839)	(712,479)	(572,499)	(45,127)	(35,799)	(1,960,099)	(296)	(2,351)
Total expenses	(1,086,371)	(785,629)	(5,582,899)	(712,479)	(572,499)	(45,127)	(35,799)	(1,960,099)	(296)	(2,351)
Net investment income (loss)	(1,086,371)	(785,629)	1,508,671	1,466,690	320,285	(26,526)	(35,799)	762,194	(296)	2,342

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,892,448	1,522,498	29,729,396	(466,203)	(7,695,325)	(61,451)	(94,535)	1,403,078	211	(4,111)
Net realized gain distributions	11,626,214	1,866,926	29,298,238	—	7,764,491	—	170,962	10,038,355	3,969	5,234
Change in unrealized appreciation (depreciation) during the period	25,536,906	12,298,924	(16,735,903)	1,917,818	(8,374,852)	53,151	235,616	12,589,922	6,688	(49,289)
Net gain (loss) on investments	39,055,568	15,688,348	42,291,731	1,451,615	(8,305,686)	(8,300)	312,043	24,031,355	10,868	(48,166)
Net increase (decrease) in net assets resulting from operations	$37,969,197	$14,902,719	$43,800,402	$2,918,305	$(7,985,401)	$(34,826)	$276,244	$24,793,549	$10,572	$(45,824)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

					Columbia
			Columbia	Columbia	Variable Portfolio	Columbia
	Invesco V.I.	Morgan Stanley	Variable Portfolio	Variable Portfolio	- Income	Variable Portfolio	Invesco
	Equity and	VIF Discovery	- Asset Allocation	- Dividend	Opportunities	- Mid Cap Growth	Oppenheimer V.I.	Putnam VT Small	PIMCO VIT Real	Pioneer Fund
	Income Fund	Portfolio	Fund	Opportunity Fund	Fund	Fund	Global Fund	Cap Value Fund	Return Portfolio	VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,341	$—	$45,701	$—	$156,230	$—	$1,846	$1,005	$6,607	$42,017

Expenses:
Administrative charges	—	—	—	—	(785)	(1,368)	—	—	—	—
Mortality and expense risk charges	(1,964)	(11,273)	(7,642)	(81,764)	(51,393)	(85,223)	(6,179)	(1,374)	(5,799)	(128,374)
Total expenses	(1,964)	(11,273)	(7,642)	(81,764)	(52,178)	(86,591)	(6,179)	(1,374)	(5,799)	(128,374)
Net investment income (loss)	1,377	(11,273)	38,059	(81,764)	104,052	(86,591)	(4,333)	(369)	808	(86,357)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	284	127,426	(558,035)	297,466	(139,047)	548,069	26,460	(17,888)	3,191	(208,700)
Net realized gain distributions	6,907	99,272	467,899	—	—	—	15,304	—	—	713,671
Change in unrealized appreciation (depreciation) during the period	3,161	583,312	(69,373)	(279,019)	96,721	1,127,223	80,487	20,970	41,657	1,364,343
Net gain (loss) on investments	10,352	810,010	(159,509)	18,447	(42,326)	1,675,292	122,251	3,082	44,848	1,869,314
Net increase (decrease) in net assets resulting from operations	$11,729	$798,737	$(121,450)	$(63,317)	$61,726	$1,588,701	$117,918	$2,713	$45,656	$1,782,957

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2020

	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund-Small-Cap Portfolio	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,617	$—	$—	$—	$—	$1,271	$2,976	$1,810	$867	$158

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(1,962)	(2,053)	(14,765)	(4,076)	(889)	(1,769)	(4,708)	(1,071)	(19,624)	(365)
Total expenses	(1,962)	(2,053)	(14,765)	(4,076)	(889)	(1,769)	(4,708)	(1,071)	(19,624)	(365)
Net investment income (loss)	(345)	(2,053)	(14,765)	(4,076)	(889)	(498)	(1,732)	739	(18,757)	(207)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(7,845)	1,934	15,137	4,241	424	(29,209)	63,368	(7,007)	81,440	106
Net realized gain distributions	5,501	—	—	—	—	2,313	21,225	2,250	90,469	1,524
Change in unrealized appreciation (depreciation) during the period	7	34,087	458,257	1,311	16,923	7,196	(37,853)	(5,146)	296,969	1,245
Net gain (loss) on investments	(2,337)	36,021	473,394	5,552	17,347	(19,700)	46,740	(9,903)	468,878	2,875
Net increase (decrease) in net assets resulting from operations	$(2,682)	$33,968	$458,629	$1,476	$16,458	$(20,198)	$45,008	$(9,164)	$450,121	$2,668

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (concluded)

For the Periods Ended December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$80,996	$—	$15,538	$—	$61,360	$—

Expenses:
Administrative charges	—	—	—	—	—	—
Mortality and expense risk charges	(38,892)	(26,867)	(31,666)	(323,100)	(66,106)	(153,782)
Total expenses	(38,892)	(26,867)	(31,666)	(323,100)	(66,106)	(153,782)
Net investment income (loss)	42,104	(26,867)	(16,128)	(323,100)	(4,746)	(153,782)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(637,297)	74,829	25,791	1,641,274	(44,629)	922,421
Net realized gain distributions	—	101,283	168,539	—	51,493	—
Change in unrealized appreciation (depreciation) during the period	670,579	711,801	243,897	5,564,926	338,614	2,169,709
Net gain (loss) on investments	33,282	887,913	438,227	7,206,200	345,478	3,092,130
Net increase (decrease) in net assets resulting from operations	$75,386	$861,046	$422,099	$6,883,100	$340,732	$2,938,348

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.

(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.

(3) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.

(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.

(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.

(6) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.

(7) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.

(8) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.

(9) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.

(10) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.

(11) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.

(12) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.

(13) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.

(14) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.

(15) Liquidated as of April 24, 2020.

(16) Liquidated as of December 24, 2020.

(17) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(37,453)	$169	$325	$47,174	$(553,143)	$(3,396)	$23,859	$(3,612)	$3,615	$(77,782)
Net realized gain (loss) on security transactions	90,922	(31,797)	18,044	(110,868)	—	3,778	(7,404)	15,075	17,705	170,425
Net realized gain distributions	342,685	—	589,741	—	—	70,642	—	8,511	32,152	85,984
Change in unrealized appreciation (depreciation) during the period	754,926	23,088	(314,868)	4,487	—	(65,678)	37,739	155,121	81,143	2,422,917
Net increase (decrease) in net assets resulting from operations	1,151,080	(8,540)	293,242	(59,207)	(553,143)	5,346	54,194	175,095	134,615	2,601,544

Unit transactions:
Purchases	34,176	—	3,720	—	138,751	32,754	70,746	2,794	3,001	1,204
Net transfers	(192,224)	(34,687)	44,887	110,444	25,255,384	(26,055)	15,412	71,519	8,420	(486,602)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(266,602)	(31,577)	(281,457)	(21,781)	(9,931,350)	(138,133)	(107,758)	(4,488)	(25,351)	(224,891)
Other transactions	21	2	(46)	47	57	(3)	7	3	4	206
Death benefits	—	—	(60,699)	(14,960)	(1,477,307)	(8,845)	(11,667)	—	—	(18,989)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(1,512)	—	(24,621)	(18,317)	17,669	(4,710)	(22,697)	—	(9,288)	(21,589)
Net increase (decrease) in net assets resulting from unit transactions	(426,141)	(66,262)	(318,216)	55,433	14,003,204	(144,992)	(55,957)	69,828	(23,214)	(750,661)
Net increase (decrease) in net assets	724,939	(74,802)	(24,974)	(3,774)	13,450,061	(139,646)	(1,763)	244,923	111,401	1,850,883

Net assets:
Beginning of period	3,119,191	135,969	2,657,607	1,161,123	35,611,655	1,511,378	1,347,082	321,937	989,419	4,798,052
End of period	$3,844,130	$61,167	$2,632,633	$1,157,349	$49,061,716	$1,371,732	$1,345,319	$566,860	$1,100,820	$6,648,935

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(45,809)	$2,914	$(88,477)	$(91,660)	$(6,456)	$(2,125)	$(273)	$(230)	$(611)	$167
Net realized gain (loss) on security transactions	97,108	1,954	503,585	655,481	34,698	21,789	952	11,153	2,070	180
Net realized gain distributions	229,458	12,033	734,195	50,083	3,811	24,450	5,138	3,490	24,271	710
Change in unrealized appreciation (depreciation) during the period	789,163	101,598	1,758,363	1,841,585	80,646	(20,294)	11,094	(4,840)	60,572	25,864
Net increase (decrease) in net assets resulting from operations	1,069,920	118,499	2,907,666	2,455,489	112,699	23,820	16,911	9,573	86,302	26,921

Unit transactions:
Purchases	—	4,866	70,756	80,507	15,520	—	1,836	—	41,217	—
Net transfers	151,102	(23,000)	45,457	(342,619)	(90,543)	(5,811)	(230)	—	98,018	166,886
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(214,848)	(116,165)	(803,756)	(1,180,721)	(60,721)	(356,370)	(66)	(76,141)	(7,052)	(32)
Other transactions	(19)	(7)	1	177	24	(145)	—	(1)	7	—
Death benefits	(13,306)	—	—	—	—	—	—	—	—	—
Net loan activity	—	—	(14)	(14)	—	—	—	—	—	—
Net annuity transactions	25,050	—	(988)	(78)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(52,021)	(134,306)	(688,544)	(1,442,748)	(135,720)	(362,326)	1,540	(76,142)	132,190	166,854
Net increase (decrease) in net assets	1,017,899	(15,807)	2,219,122	1,012,741	(23,021)	(338,506)	18,451	(66,569)	218,492	193,775

Net assets:
Beginning of period	2,712,957	996,234	7,239,719	9,323,809	910,301	549,454	105,415	145,224	533,305	13,377
End of period	$3,730,856	$980,427	$9,458,841	$10,336,550	$887,280	$210,948	$123,866	$78,655	$751,797	$207,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund

	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$(128)	$766	$(405)	$(117)	$(7)	$32,743	$1,816,376	$4,908,446	$(4,198,972)	$2,520,960
Net realized gain (loss) on security transactions	4,723	(11)	63	838	(1)	(13,312)	25,107,582	1,540,423	15,345,251	1,497,480
Net realized gain distributions	339	2,948	3,047	621	49	590	31,460,250	506,606	78,481,616	22,817,201
Change in unrealized appreciation (depreciation) during the period	3,829	11,414	14,157	2,437	336	(36,701)	(1,080,640)	9,366,924	110,652,725	3,469,294
Net increase (decrease) in net assets resulting from operations	8,763	15,117	16,862	3,779	377	(16,680)	57,303,568	16,322,399	200,280,620	30,304,935

Unit transactions:
Purchases	—	—	—	—	1,965	793	3,668,478	1,100,770	5,024,632	1,854,604
Net transfers	167,566	175,566	—	—	—	290	(3,675,859)	10,374,102	(22,160,790)	(11,640,277)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	40,849,162	—	52,531,020
Surrenders for benefit payments and fees	—	(15,018)	(23)	(24,629)	(4)	(154,634)	(46,439,800)	(18,334,293)	(79,909,235)	(36,451,500)
Other transactions	—	—	—	(2)	—	(9)	73,268	15,557	39,050	8,351
Death benefits	—	—	—	—	—	—	(21,599,306)	(6,641,177)	(22,728,096)	(11,792,704)
Net loan activity	—	—	—	—	—	—	(1)	(15)	(5)	(5)
Net annuity transactions	—	—	—	—	—	—	(3,470,149)	(302,613)	(693,188)	(483,449)
Net increase (decrease) in net assets resulting from unit transactions	167,566	160,548	(23)	(24,631)	1,961	(153,560)	(71,443,369)	27,061,493	(120,427,632)	(5,973,960)
Net increase (decrease) in net assets	176,329	175,665	16,839	(20,852)	2,338	(170,240)	(14,139,801)	43,383,892	79,852,988	24,330,975

Net assets:
Beginning of period	1	127,121	124,979	50,219	1,458	831,608	648,929,045	225,368,061	1,105,575,254	508,097,172
End of period	$176,330	$302,786	$141,818	$29,367	$3,796	$661,368	$634,789,244	$268,751,953	$1,185,428,242	$532,428,147

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account (3)	Sub-Account (4)(5)	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)	Sub-Account (11)	Sub-Account (12)

Operations:
Net investment income (loss)	$(318,512)	$(383,573)	$(1,221,329)	$(1,425,243)	$3,133,022	$599,978	$(179,649)	$(1,941,112)	$(308,741)	$199,776
Net realized gain (loss) on security transactions	804,407	(461,434)	2,134,654	(15,808,708)	(6,445,589)	5,024,359	(4,102,740)	6,849,401	(20,874,121)	142,712
Net realized gain distributions	6,073,139	31,411,697	5,605,527	62,415,338	—	—	5,314,831	13,788,086	5,340,508	—
Change in unrealized appreciation (depreciation) during the period	27,546	(17,748,321)	35,471,436	(1,565,479)	3,059,633	17,847,236	9,321	29,601,904	1,023,659	(625,759)
Net increase (decrease) in net assets resulting from operations	6,586,580	12,818,369	41,990,288	43,615,908	(252,934)	23,471,573	1,041,763	48,298,279	(14,818,695)	(283,271)

Unit transactions:
Purchases	191,461	314,711	432,321	364,336	112,541	832,899	22,403	1,031,128	105,318	367,766
Net transfers	(586,356)	(1,416,519)	(13,788,984)	1,808,065	(432,385)	(3,797,475)	(748,615)	(8,963,721)	(1,133,743)	5,660,785
Net interfund transfers due to corporate actions	—	(85,155,226)	241,365,204	(156,209,978)	(40,849,162)	—	(18,455,655)	76,689,593	(58,233,938)	67,761,002
Surrenders for benefit payments and fees	(2,936,510)	(5,277,980)	(12,516,577)	(7,104,859)	(2,647,960)	(10,097,446)	(1,096,098)	(11,445,836)	(3,319,074)	(8,218,058)
Other transactions	(223)	606	529	(2,726)	595	4,088	4	(971)	2,308	59,289
Death benefits	(733,363)	(1,478,440)	(3,304,093)	(2,986,598)	(832,179)	(3,214,186)	(217,393)	(3,748,170)	(1,121,453)	(2,575,870)
Net loan activity	—	—	—	—	—	(12)	—	—	—	—
Net annuity transactions	20,139	(1,202,061)	3,587,287	(2,698,706)	(711,046)	(178,702)	(78,834)	145,987	(989,670)	1,197,494
Net increase (decrease) in net assets resulting from unit transactions	(4,044,852)	(94,214,909)	215,775,687	(166,830,466)	(45,359,596)	(16,450,834)	(20,574,188)	53,708,010	(64,690,252)	64,252,408
Net increase (decrease) in net assets	2,541,728	(81,396,540)	257,765,975	(123,214,558)	(45,612,530)	7,020,739	(19,532,425)	102,006,289	(79,508,947)	63,969,137

Net assets:
Beginning of period	33,562,772	81,396,540	76,548,019	123,214,558	45,612,530	143,068,695	19,532,425	146,104,792	79,508,947	47,152,472
End of period	$36,104,500	$—	$334,313,994	$—	$—	$150,089,434	$—	$248,111,081	$—	$111,121,609

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(1,086,371)	$(785,629)	$1,508,671	$1,466,690	$320,285	$(26,526)	$(35,799)	$762,194	$(296)	$2,342
Net realized gain (loss) on security transactions	1,892,448	1,522,498	29,729,396	(466,203)	(7,695,325)	(61,451)	(94,535)	1,403,078	211	(4,111)
Net realized gain distributions	11,626,214	1,866,926	29,298,238	—	7,764,491	—	170,962	10,038,355	3,969	5,234
Change in unrealized appreciation (depreciation) during the period	25,536,906	12,298,924	(16,735,903)	1,917,818	(8,374,852)	53,151	235,616	12,589,922	6,688	(49,289)
Net increase (decrease) in net assets resulting from operations	37,969,197	14,902,719	43,800,402	2,918,305	(7,985,401)	(34,826)	276,244	24,793,549	10,572	(45,824)

Unit transactions:
Purchases	558,498	157,125	2,526,171	175,865	189,412	2,350	2,840	1,208,663	—	2,260
Net transfers	(565,525)	(3,045,419)	(6,396,345)	8,269,978	363,920	101,677	(22,123)	2,932,560	74,044	(1,166)
Net interfund transfers due to corporate actions	—	—	—	(67,761,002)	(52,531,020)	—	—	—	—	—
Surrenders for benefit payments and fees	(6,060,629)	(3,907,242)	(31,225,400)	(3,929,222)	(3,262,113)	(383,228)	(120,345)	(11,256,554)	(2)	(12,977)
Other transactions	1,115	(94)	67,748	(57,165)	1,399	3	4	51,371	—	1
Death benefits	(1,138,634)	(1,151,130)	(12,100,830)	(1,370,653)	(705,992)	(59,084)	(56,737)	(3,065,113)	—	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(118,632)	165,880	(2,214,930)	(1,406,274)	(1,529,553)	(21,498)	(13,240)	(344,509)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(7,323,807)	(7,780,880)	(49,343,586)	(66,078,473)	(57,473,947)	(359,780)	(209,601)	(10,473,582)	74,042	(11,882)
Net increase (decrease) in net assets	30,645,390	7,121,839	(5,543,184)	(63,160,168)	(65,459,348)	(394,606)	66,643	14,319,967	84,614	(57,706)

Net assets:
Beginning of period	78,991,886	55,357,023	474,826,616	63,160,168	65,459,348	3,397,477	2,406,253	158,499,136	1,529	249,410
End of period	$109,637,276	$62,478,862	$469,283,432	$—	$—	$3,002,871	$2,472,896	$172,819,103	$86,143	$191,704

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,377	$(11,273)	$38,059	$(81,764)	$104,052	$(86,591)	$(4,333)	$(369)	$808	$(86,357)
Net realized gain (loss) on security transactions	284	127,426	(558,035)	297,466	(139,047)	548,069	26,460	(17,888)	3,191	(208,700)
Net realized gain distributions	6,907	99,272	467,899	—	—	—	15,304	—	—	713,671
Change in unrealized appreciation (depreciation) during the period	3,161	583,312	(69,373)	(279,019)	96,721	1,127,223	80,487	20,970	41,657	1,364,343
Net increase (decrease) in net assets resulting from operations	11,729	798,737	(121,450)	(63,317)	61,726	1,588,701	117,918	2,713	45,656	1,782,957

Unit transactions:
Purchases	—	2,978	1,584	12,209	5,267	7,914	6,128	672	5,962	16,499
Net transfers	—	356,365	(1,514,410)	(32,023)	126,512	(813,145)	(74,302)	3,372	95,500	28,853
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(22,831)	(17,540)	(19,105)	(353,120)	(258,332)	(424,124)	(87,457)	(3,605)	(59,401)	(436,834)
Other transactions	10	—	(137)	61	(18)	204	—	3	20	(25)
Death benefits	—	—	(35,428)	(26,139)	(21,068)	(44,308)	—	—	—	(162,875)
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	(19,704)	(10,696)	(51,051)	(24,443)	—	—	—	(5,944)
Net increase (decrease) in net assets resulting from unit transactions	(22,821)	341,803	(1,587,200)	(409,708)	(198,690)	(1,297,902)	(155,631)	442	42,081	(560,326)
Net increase (decrease) in net assets	(11,092)	1,140,540	(1,708,650)	(473,025)	(136,964)	290,799	(37,713)	3,155	87,737	1,222,631

Net assets:
Beginning of period	181,239	561,771	1,708,650	5,949,822	3,459,988	5,620,918	574,126	136,448	431,867	8,580,074
End of period	$170,147	$1,702,311	$—	$5,476,797	$3,323,024	$5,911,717	$536,413	$139,603	$519,604	$9,802,705

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2020

	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(345)	$(2,053)	$(14,765)	$(4,076)	$(889)	$(498)	$(1,732)	$739	$(18,757)	$(207)
Net realized gain (loss) on security transactions	(7,845)	1,934	15,137	4,241	424	(29,209)	63,368	(7,007)	81,440	106
Net realized gain distributions	5,501	—	—	—	—	2,313	21,225	2,250	90,469	1,524
Change in unrealized appreciation (depreciation) during the period	7	34,087	458,257	1,311	16,923	7,196	(37,853)	(5,146)	296,969	1,245
Net increase (decrease) in net assets resulting from operations	(2,682)	33,968	458,629	1,476	16,458	(20,198)	45,008	(9,164)	450,121	2,668

Unit transactions:
Purchases	1,134	—	—	—	—	520	218,505	203	—	—
Net transfers	(13,254)	—	48,017	—	—	(51,871)	(407,588)	—	(272,838)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(12,031)	(13)	(3,859)	(9,858)	(5)	(13,471)	(34,574)	(12,095)	(28,945)	(1)
Other transactions	—	(3)	—	(1)	—	1	3	(3)	(12)	—
Death benefits	—	3,826	(2,349)	(1,179)	—	—	(232,490)	—	(74,673)	—
Net loan activity	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	(2,257)	—	—	—	—	—	—	(2,061)	—
Net increase (decrease) in net assets resulting from unit transactions	(24,151)	1,553	41,809	(11,038)	(5)	(64,821)	(456,144)	(11,895)	(378,529)	(1)
Net increase (decrease) in net assets	(26,833)	35,521	500,438	(9,562)	16,453	(85,019)	(411,136)	(21,059)	71,592	2,667

Net assets:
Beginning of period	190,402	118,301	855,562	246,438	55,616	227,718	411,136	116,182	1,633,714	18,536
End of period	$163,569	$153,822	$1,356,000	$236,876	$72,069	$142,699	$—	$95,123	$1,705,306	$21,203

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2020

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$42,104	$(26,867)	$(16,128)	$(323,100)	$(4,746)	$(153,782)
Net realized gain (loss) on security transactions	(637,297)	74,829	25,791	1,641,274	(44,629)	922,421
Net realized gain distributions	—	101,283	168,539	—	51,493	—
Change in unrealized appreciation (depreciation) during the period	670,579	711,801	243,897	5,564,926	338,614	2,169,709
Net increase (decrease) in net assets resulting from operations	75,386	861,046	422,099	6,883,100	340,732	2,938,348

Unit transactions:
Purchases	—	—	55	3,852	1,695	25,702
Net transfers	(541,463)	171,625	(44,961)	(444,926)	296,589	(317,631)
Net interfund transfers due to corporate actions	—	—	—	—	—	—
Surrenders for benefit payments and fees	(132,912)	(240,388)	(81,691)	(1,715,003)	(361,600)	(937,699)
Other transactions	(10)	392	2	499	174	(185)
Death benefits	(1,609)	(18,909)	(15,822)	(180,142)	(25,700)	(197,299)
Net loan activity	—	—	—	—	—	—
Net annuity transactions	(6,926)	6,144	(13,083)	(148,948)	(26,814)	(85,145)
Net increase (decrease) in net assets resulting from unit transactions	(682,920)	(81,136)	(155,500)	(2,484,668)	(115,656)	(1,512,257)
Net increase (decrease) in net assets	(607,534)	779,910	266,599	4,398,432	225,076	1,426,091

Net assets:
Beginning of period	3,237,847	1,645,621	2,326,266	22,195,667	4,833,871	10,253,805
End of period	$2,630,313	$2,425,531	$2,592,865	$26,594,099	$5,058,947	$11,679,896

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.

(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.

(3) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.

(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.

(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.

(6) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.

(7) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.

(8) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.

(9) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.

(10) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.

(11) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.

(12) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.

(13) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.

(14) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.

(15) Liquidated as of April 24, 2020.

(16) Liquidated as of December 24, 2020.

(17) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2019

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(39,452)	$(630)	$(9,791)	$48,487	$167,728	$(6,254)	$17,300	$(2,346)	$3,264	$(67,787)
Net realized gain (loss) on security transactions	107,588	(5,583)	40,356	(17,327)	—	22,085	(10,525)	21,148	25,748	43,429
Net realized gain distributions	570,785	—	286,755	—	—	172,403	—	45,150	34,731	884,936
Change in unrealized appreciation (depreciation) during the period	304,803	25,033	272,095	110,763	—	69,921	80,329	46,249	134,371	419,772
Net increase (decrease) in net assets resulting from operations	943,724	18,820	589,415	141,923	167,728	258,155	87,104	110,201	198,114	1,280,350

Unit transactions:
Purchases	32,106	11	3,760	40	69,461	28,325	45	1,704	2,801	1,212
Net transfers	(99,820)	(6,227)	2,224	(299,050)	21,286,427	367,891	(16,649)	(13,706)	(1,839)	496,836
Surrenders for benefit payments and fees	(572,792)	(5,998)	(154,481)	(37,824)	(15,075,947)	(132,921)	(112,090)	(205,424)	(86,137)	(343,721)
Other transactions	(115)	—	1	26	474	(1)	—	3	(10)	(32)
Death benefits	—	—	(60,728)	(5,022)	(1,181,996)	(6,003)	(946)	—	—	(50,213)
Net annuity transactions	(1,030)	—	24,828	(8,284)	56,734	(5,599)	(23,077)	—	(9,131)	26,612
Net increase (decrease) in net assets resulting from unit transactions	(641,651)	(12,214)	(184,396)	(350,114)	5,155,153	251,692	(152,717)	(217,423)	(94,316)	130,694
Net increase (decrease) in net assets	302,073	6,606	405,019	(208,191)	5,322,881	509,847	(65,613)	(107,222)	103,798	1,411,044

Net assets:
Beginning of period	2,817,118	129,363	2,252,588	1,369,314	30,288,774	1,001,531	1,412,695	429,159	885,621	3,387,008
End of period	$3,119,191	$135,969	$2,657,607	$1,161,123	$35,611,655	$1,511,378	$1,347,082	$321,937	$989,419	$4,798,052

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP ContrafundSM Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,174)	$5,719	$(67,337)	$(70,023)	$4,556	$2,458	$528	$771	$2,409	$81
Net realized gain (loss) on security transactions	112,028	(3,725)	547,224	575,208	29,572	5,818	4,079	1,398	8,351	10
Net realized gain distributions	316,717	40,413	458,566	1,064,808	32,870	31,013	4,232	10,966	15,092	270
Change in unrealized appreciation (depreciation) during the period	392,493	107,989	1,064,862	822,978	139,208	55,234	15,092	8,605	68,797	884
Net increase (decrease) in net assets resulting from operations	781,064	150,396	2,003,315	2,392,971	206,206	94,523	23,931	21,740	94,649	1,245

Unit transactions:
Purchases	—	4,222	73,977	80,626	14,854	35	2,800	16	36,841	—
Net transfers	(162,572)	—	(278,931)	(289,203)	(42,811)	(46,919)	(11,505)	(20,270)	(16,629)	—
Surrenders for benefit payments and fees	(310,765)	(71,865)	(1,041,765)	(1,343,988)	(95,257)	(61,977)	(17,697)	(3)	(69,150)	(19)
Other transactions	1	(9)	(28)	(11)	(2)	—	(1)	—	—	(1)
Death benefits	(29,868)	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	(774)	(65)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(503,204)	(67,652)	(1,247,521)	(1,552,641)	(123,216)	(108,861)	(26,403)	(20,257)	(48,938)	(20)
Net increase (decrease) in net assets	277,860	82,744	755,794	840,330	82,990	(14,338)	(2,472)	1,483	45,711	1,225

Net assets:
Beginning of period	2,435,097	913,490	6,483,925	8,483,479	827,311	563,792	107,887	143,741	487,594	12,152
End of period	$2,712,957	$996,234	$7,239,719	$9,323,809	$910,301	$549,454	$105,415	$145,224	$533,305	$13,377

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account(1)	Sub-Account(1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(71)	$1,132	$594	$(13)	$(2)	$31,744	$3,148,365	$5,518,780	$(2,159,879)	$1,898,060
Net realized gain (loss) on security transactions	372	7	4	(16)	(3)	1,469	32,038,892	291,587	19,249,982	8,012,377
Net realized gain distributions	400	31	3,574	5,710	170	12,632	53,289,216	—	117,366,593	57,511,185
Change in unrealized appreciation (depreciation) during the period	8	4,208	6,448	3,017	94	62,764	33,278,537	13,891,007	139,487,069	48,364,584
Net increase (decrease) in net assets resulting from operations	709	5,378	10,620	8,698	259	108,609	121,755,010	19,701,374	273,943,765	115,786,206

Unit transactions:
Purchases	—	—	—	124	250	867	2,795,398	1,208,742	2,529,561	1,510,564
Net transfers	—	121,743	97,742	—	—	45,643	791,195	6,110,526	(24,976,840)	(6,501,596)
Surrenders for benefit payments and fees	(10,644)	—	(22)	(7)	(3)	(91,848)	(60,710,780)	(24,177,053)	(100,607,080)	(50,593,107)
Other transactions	—	—	(1)	(1)	(1)	—	39,599	31,990	20,315	25,437
Death benefits	—	—	—	—	—	—	(20,836,290)	(6,474,013)	(21,949,449)	(12,405,472)
Net annuity transactions	—	—	—	—	—	—	(4,633,986)	(867,461)	(3,695,629)	(1,508,282)
Net increase (decrease) in net assets resulting from unit transactions	(10,644)	121,743	97,719	116	246	(45,338)	(82,554,864)	(24,167,269)	(148,679,122)	(69,472,456)
Net increase (decrease) in net assets	(9,935)	127,121	108,339	8,814	505	63,271	39,200,146	(4,465,895)	125,264,643	46,313,750

Net assets:
Beginning of period	9,936	—	16,640	41,405	953	768,337	609,728,899	229,833,956	980,310,611	461,783,422
End of period	$1	$127,121	$124,979	$50,219	$1,458	$831,608	$648,929,045	$225,368,061	$1,105,575,254	$508,097,172

The accompanying notes are an integral part of these financial statements.

(1) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(444,216)	$(895,811)	$(498,088)	$(1,900,030)	$2,105,471	$557,436	$(174,534)	$(1,590,709)	$(408,592)	$198,426
Net realized gain (loss) on security transactions	738,954	3,431,603	907,516	2,164,996	(703,724)	4,839,223	(42,757)	8,035,872	(498,681)	208,135
Net realized gain distributions	4,183,120	10,773,505	8,204,616	24,862,577	—	5,283,914	3,026,879	21,104,612	9,507,403	—
Change in unrealized appreciation (depreciation) during the period	4,184,358	7,503,892	11,378,733	5,421,357	4,312,710	19,883,547	2,450,407	10,665,233	10,862,430	272,869
Net increase (decrease) in net assets resulting from operations	8,662,216	20,813,189	19,992,777	30,548,900	5,714,457	30,564,120	5,259,995	38,215,008	19,462,560	679,430

Unit transactions:
Purchases	47,377	334,024	253,775	726,815	185,095	541,469	38,053	980,446	162,896	222,861
Net transfers	(412,775)	(1,748,835)	(1,160,258)	(2,194,738)	460,481	(1,692,147)	2,267,950	(4,660,102)	(2,126,548)	1,318,247
Surrenders for benefit payments and fees	(3,151,427)	(7,538,993)	(7,168,223)	(13,928,808)	(4,735,816)	(13,458,315)	(1,999,945)	(11,965,826)	(7,208,730)	(6,448,689)
Other transactions	279	(102)	281	1,704	27	2,108	780	(1,449)	3,893	6,389
Death benefits	(676,622)	(1,829,921)	(1,511,422)	(2,396,394)	(1,139,703)	(2,666,390)	(170,070)	(3,691,906)	(1,341,825)	(1,011,048)
Net annuity transactions	(126,910)	(182,831)	(190,500)	(376,325)	(354)	(564,529)	(22,432)	(422,049)	(274,435)	(117,113)
Net increase (decrease) in net assets resulting from unit transactions	(4,320,078)	(10,966,658)	(9,776,347)	(18,167,746)	(5,230,270)	(17,837,804)	114,336	(19,760,886)	(10,784,749)	(6,029,353)
Net increase (decrease) in net assets	4,342,138	9,846,531	10,216,430	12,381,154	484,187	12,726,316	5,374,331	18,454,122	8,677,811	(5,349,923)

Net assets:
Beginning of period	29,220,634	71,550,009	66,331,589	110,833,404	45,128,343	130,342,379	14,158,094	127,650,670	70,831,136	52,502,395
End of period	$33,562,772	$81,396,540	$76,548,019	$123,214,558	$45,612,530	$143,068,695	$19,532,425	$146,104,792	$79,508,947	$47,152,472

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,044,662)	$(825,858)	$1,387,366	$663,167	$267,088	$42,439	$(39,925)	$1,242,159	$(342)	$852
Net realized gain (loss) on security transactions	2,182,023	1,928,920	40,409,829	(548,318)	1,543,643	(22,752)	(91,510)	1,003,575	3,385	1,691
Net realized gain distributions	14,023,190	9,103,587	38,432,471	—	6,366,046	—	482,788	8,462,501	151	9,200
Change in unrealized appreciation (depreciation) during the period	7,114,610	4,861,739	37,232,521	2,226,247	6,407,203	183,709	141,161	27,849,048	4,596	25,396
Net increase (decrease) in net assets resulting from operations	22,275,161	15,068,388	117,462,187	2,341,096	14,583,980	203,396	492,514	38,557,283	7,790	37,139

Unit transactions:
Purchases	148,715	158,225	1,463,962	473,016	194,310	7,199	2,056	712,552	—	3,446
Net transfers	(888,836)	(50,084)	(6,868,655)	2,814,878	(1,001,279)	32,531	(58,502)	230,615	(53)	394
Surrenders for benefit payments and fees	(7,263,575)	(4,951,570)	(45,760,287)	(6,800,520)	(7,244,480)	(475,873)	(385,921)	(13,343,961)	(1,249)	(9,736)
Other transactions	2,792	43	81,974	1,033	4,168	(4)	(7)	9,822	—	(2)
Death benefits	(1,460,598)	(901,845)	(9,545,834)	(2,509,548)	(1,239,820)	(57,819)	(14,191)	(2,756,434)	(32,841)	—
Net annuity transactions	(153,711)	(80,011)	(2,469,179)	(206,730)	54,422	85,490	56,520	(1,076,283)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(9,615,213)	(5,825,242)	(63,098,019)	(6,227,871)	(9,232,679)	(408,476)	(400,045)	(16,223,689)	(34,143)	(5,898)
Net increase (decrease) in net assets	12,659,948	9,243,146	54,364,168	(3,886,775)	5,351,301	(205,080)	92,469	22,333,594	(26,353)	31,241

Net assets:
Beginning of period	66,331,938	46,113,877	420,462,448	67,046,943	60,108,047	3,602,557	2,313,784	136,165,542	27,882	218,169
End of period	$78,991,886	$55,357,023	$474,826,616	$63,160,168	$65,459,348	$3,397,477	$2,406,253	$158,499,136	$1,529	$249,410

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco Oppenheimer V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,778	$(8,696)	$11,116	$(97,999)	$120,352	$(87,646)	$(3,524)	$(842)	$1,681	$(64,808)
Net realized gain (loss) on security transactions	2,722	6,811	6,080	342,194	(105,801)	515,282	12,185	(24,147)	(3,409)	(409,761)
Net realized gain distributions	12,493	118,274	83,585	—	—	—	81,204	13,610	—	1,277,245
Change in unrealized appreciation (depreciation) during the period	14,735	61,374	208,338	944,457	461,742	982,449	61,561	43,506	30,620	1,317,531
Net increase (decrease) in net assets resulting from operations	31,728	177,763	309,119	1,188,652	476,293	1,410,085	151,426	32,127	28,892	2,120,207

Unit transactions:
Purchases	9	1,878	4,802	5,651	11,106	16,911	4,701	752	5,556	10,049
Net transfers	(17,801)	26,794	(34,218)	(239,061)	23	308,761	(55,501)	(27,232)	44,877	(85,110)
Surrenders for benefit payments and fees	(32,860)	(172,380)	(216,725)	(474,843)	(363,301)	(469,698)	(90,116)	(27,228)	(62,043)	(752,276)
Other transactions	(1)	1	22	—	1	(25)	7	—	37	(2)
Death benefits	—	—	(43,061)	(122,858)	(135,076)	(152,929)	—	—	—	(496,438)
Net annuity transactions	—	—	(10,574)	(7,185)	36,085	27,432	—	—	—	(20,481)
Net increase (decrease) in net assets resulting from unit transactions	(50,653)	(143,707)	(299,754)	(838,296)	(451,162)	(269,548)	(140,909)	(53,708)	(11,573)	(1,344,258)
Net increase (decrease) in net assets	(18,925)	34,056	9,365	350,356	25,131	1,140,537	10,517	(21,581)	17,319	775,949

Net assets:
Beginning of period	200,164	527,715	1,699,285	5,599,466	3,434,857	4,480,381	563,609	158,029	414,548	7,804,125
End of period	$181,239	$561,771	$1,708,650	$5,949,822	$3,459,988	$5,620,918	$574,126	$136,448	$431,867	$8,580,074

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2019

	Pioneer Mid Cap Value VCT Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Jennison Portfolio	Prudential Series Value Portfolio	Prudential Series SP International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(350)	$(1,756)	$(11,057)	$(4,453)	$(855)	$(1,321)	$(2,746)	$506	$(14,136)	$(140)
Net realized gain (loss) on security transactions	(904)	5,267	8,811	5,630	1,036	(3,949)	508	486	54,024	95
Net realized gain distributions	11,234	—	—	—	—	26,758	22,839	15,414	133,953	1,096
Change in unrealized appreciation (depreciation) during the period	30,565	22,155	204,312	46,728	13,917	15,308	66,594	9,913	126,939	1,763
Net increase (decrease) in net assets resulting from operations	40,545	25,666	202,066	47,905	14,098	36,796	87,195	26,319	300,780	2,814

Unit transactions:
Purchases	1,101	—	—	—	—	661	3	190	50	—
Net transfers	998	(8,791)	6,978	(5,134)	(1,982)	(5,268)	594	(6,846)	577,917	—
Surrenders for benefit payments and fees	(5,578)	(13)	(2,256)	(9,411)	(5,370)	(24,443)	(3,238)	(29,791)	(113,426)	—
Other transactions	(1)	(1)	1	4	—	(1)	(1)	—	(2)	—
Death benefits	—	—	—	—	—	—	(463)	—	1,106	—
Net annuity transactions	—	(1,968)	—	—	—	—	—	—	(2,155)	—
Net increase (decrease) in net assets resulting from unit transactions	(3,480)	(10,773)	4,723	(14,541)	(7,352)	(29,051)	(3,105)	(36,447)	463,490	—
Net increase (decrease) in net assets	37,065	14,893	206,789	33,364	6,746	7,745	84,090	(10,128)	764,270	2,814

Net assets:
Beginning of period	153,337	103,408	648,773	213,074	48,870	219,973	327,046	126,310	869,444	15,722
End of period	$190,402	$118,301	$855,562	$246,438	$55,616	$227,718	$411,136	$116,182	$1,633,714	$18,536

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2019

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$85,795	$(27,580)	$(20,389)	$(291,411)	$10,511	$(151,373)
Net realized gain (loss) on security transactions	(298,509)	155,590	76,067	1,019,176	60,818	887,539
Net realized gain distributions	1,329,336	290,906	246,696	—	662,627	—
Change in unrealized appreciation (depreciation) during the period	(690,185)	6,441	294,646	5,347,178	265,555	1,974,689
Net increase (decrease) in net assets resulting from operations	426,437	425,357	597,020	6,074,943	999,511	2,710,855

Unit transactions:
Purchases	—	34,894	22,582	19,722	1,684	260
Net transfers	(40,816)	(345,513)	(42,227)	(491,721)	68,171	(535,633)
Surrenders for benefit payments and fees	(284,119)	(236,217)	(212,338)	(1,832,085)	(410,944)	(1,249,925)
Other transactions	(10)	7	(1)	—	1	66
Death benefits	(76,238)	(232,781)	(214,307)	(257,047)	(74,969)	(466,793)
Net annuity transactions	(8,853)	(1,898)	(13,245)	(90,787)	19,990	(42,541)
Net increase (decrease) in net assets resulting from unit transactions	(410,036)	(781,508)	(459,536)	(2,651,918)	(396,067)	(2,294,566)
Net increase (decrease) in net assets	16,401	(356,151)	137,484	3,423,025	603,444	416,289

Net assets:
Beginning of period	3,221,446	2,001,772	2,188,782	18,772,642	4,230,427	9,837,516
End of period	$3,237,847	$1,645,621	$2,326,266	$22,195,667	$4,833,871	$10,253,805

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Notes to Financial Statements

December 31, 2020

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, AB VPS Intermediate Bond Portfolio, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 60% Portfolio++, Fidelity® VIP FundsManager 70% Portfolio++, Fidelity® VIP FundsManager 85% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund (Merged assets from Hartford High Yield HLS Fund), Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund (Merged assets from Hartford Value HLS Fund), Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford Disciplined Equity HLS Fund (Merged assets from Hartford Growth Opportunities HLS Fund) (Merged assets from Hartford Global Growth HLS Fund), Hartford Growth Opportunities HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford High Yield HLS Fund (Merged into Hartford Total Return Bond HLS Fund), Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford MidCap HLS Fund (Merged assets from Hartford MidCap Value HLS Fund) (Merged assets from Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford Ultrashort Bond HLS Fund (Merged assets from Hartford U.S. Government Securities HLS Fund), Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund (Merged into Hartford Ultrashort Bond HLS Fund), Hartford Value HLS Fund (Merged into Hartford Dividend and Growth HLS Fund), Rational Trend Aggregation VA Fund, Rational Insider Buying VA Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Asset Allocation Fund*, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Invesco Oppenheimer V.I. Global Fund, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Prudential Series Jennison 20/20 Focus Portfolio, Prudential Series Jennison Portfolio, Prudential Series Value Portfolio, Prudential Series SP International Growth Portfolio, Royce Capital Fund–Small-Cap Portfolio, Victory Variable Insurance Diversified Stock Fund*, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Loomis Sayles Growth Fund.

* During 2020, this Sub-Account was liquidated.

++ See Note 8 for additional information related to this Sub-Account.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner’s unitized performance correlates with the share class associated with the contract owner’s product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, “Financial Services - Investment Companies.” The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2019.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h) Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%

Earnings Protection Benefit Charge maximum of 0.20%

Principal First Charge maximum of 0.75%

Principal First Preferred Charge maximum of 0.20%

MAV/EPB Death Benefit Charge maximum of 0.30%

MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$443,399	$564,310
AB VPS International Value Portfolio	$1,391	$67,484
Invesco V.I. Core Equity Fund	$686,958	$415,108
Invesco V.I. High Yield Fund	$807,035	$704,428
Invesco V.I. Government Money Market Fund	$43,340,848	$29,890,772
AB VPS Growth and Income Portfolio	$235,553	$313,300
AB VPS Intermediate Bond Portfolio	$293,307	$325,405
American Funds Insurance Series® Growth Fund	$144,216	$69,489
Calvert VP SRI Balanced Portfolio	$89,345	$76,778
Columbia Variable Portfolio - Small Company Growth Fund	$1,037,520	$1,779,981
Wells Fargo VT Omega Growth Fund	$707,426	$575,798
Fidelity® VIP Asset Manager Portfolio	$34,508	$153,858
Fidelity® VIP Growth Portfolio	$1,279,948	$1,322,774
Fidelity® VIP Contrafund® Portfolio	$288,173	$1,772,498
Fidelity® VIP Overseas Portfolio	$35,942	$174,302
Fidelity® VIP Freedom 2020 Portfolio	$26,465	$366,460
Fidelity® VIP Freedom 2030 Portfolio	$11,612	$5,211
Fidelity® VIP Freedom 2015 Portfolio	$4,246	$77,125
Fidelity® VIP Freedom 2025 Portfolio	$173,499	$17,649
Fidelity® VIP Freedom Income Portfolio	$169,697	$1,967
Fidelity® VIP FundsManager 20% Portfolio	$344,854	$177,079
Fidelity® VIP FundsManager 50% Portfolio	$180,854	$16,597
Fidelity® VIP FundsManager 60% Portfolio ++	$4,211	$1,596
Fidelity® VIP FundsManager 70% Portfolio ++	$827	$24,951
Fidelity® VIP FundsManager 85% Portfolio	$2,029	$22
Franklin Income VIP Fund	$42,533	$162,759
Hartford Balanced HLS Fund	$46,510,733	$84,677,429
Hartford Total Return Bond HLS Fund+	$71,103,135	$38,626,585
Hartford Capital Appreciation HLS Fund	$93,665,250	$139,810,083
Hartford Dividend and Growth HLS Fund+	$90,519,377	$71,155,184
Hartford Healthcare HLS Fund	$6,557,145	$4,847,370
Hartford Global Growth HLS Fund+	$35,967,475	$99,154,263
Hartford Disciplined Equity HLS Fund+	$253,277,453	$33,117,554
Hartford Growth Opportunities HLS Fund+	$71,220,992	$177,061,370
Hartford High Yield HLS Fund+	$5,404,089	$47,630,669
Hartford International Opportunities HLS Fund	$7,736,056	$23,586,904
Hartford MidCap Growth HLS Fund+	$7,881,015	$23,320,020
Hartford MidCap HLS Fund+	$91,261,161	$25,706,167

Hartford MidCap Value HLS Fund+	$7,516,570	$67,175,054
Hartford Ultrashort Bond HLS Fund+	$81,906,541	$17,454,341
Hartford Small Company HLS Fund	$17,575,891	$14,359,856
Hartford SmallCap Growth HLS Fund	$5,897,689	$12,597,270
Hartford Stock HLS Fund	$40,528,282	$59,064,412
Hartford U.S. Government Securities HLS Fund+	$16,455,100	$81,066,889
Hartford Value HLS Fund+	$9,965,938	$59,355,108
Rational Trend Aggregation VA Fund	$155,788	$542,096
Rational Insider Buying VA Fund	$219,720	$294,161
BlackRock S&P 500 Index V.I. Fund	$22,174,619	$21,847,646
BlackRock Large Cap Focus Growth V.I. Fund	$78,469	$754
Morgan Stanley VIF U.S. Real Estate Portfolio	$12,499	$16,808
Invesco V.I. Equity and Income Fund	$10,247	$24,783
Morgan Stanley VIF Discovery Portfolio	$1,087,919	$658,117
Columbia Variable Portfolio - Asset Allocation Fund+	$1,382,875	$2,464,118
Columbia Variable Portfolio - Dividend Opportunity Fund	$270,190	$761,662
Columbia Variable Portfolio - Income Opportunities Fund	$991,647	$1,086,285
Columbia Variable Portfolio - Mid Cap Growth Fund	$217,827	$1,602,321
Invesco Oppenheimer V.I. Global Fund	$56,434	$201,094
Putnam VT Small Cap Value Fund	$14,425	$14,357
PIMCO VIT Real Return Portfolio	$107,046	$64,154
Pioneer Fund VCT Portfolio	$1,265,765	$1,198,775
Pioneer Mid Cap Value VCT Portfolio	$8,927	$27,923
Prudential Series Jennison 20/20 Focus Portfolio	$3,829	$4,329
Prudential Series Jennison Portfolio	$47,999	$20,955
Prudential Series Value Portfolio	$1	$15,114
Prudential Series SP International Growth Portfolio	$—	$895
Royce Capital Fund–Small-Cap Portfolio	$16,879	$79,892
Victory Variable Insurance Diversified Stock Fund+	$26,670	$463,319
Invesco V.I. Comstock Fund	$4,246	$13,143
Invesco V.I. American Franchise Fund	$876,343	$1,183,159
Wells Fargo VT Index Asset Allocation Fund	$1,682	$364
Wells Fargo VT International Equity Fund	$202,733	$843,550
Wells Fargo VT Small Cap Growth Fund	$470,428	$477,149
Wells Fargo VT Opportunity Fund	$272,438	$275,528
Columbia Variable Portfolio - Large Cap Growth Fund	$2,259,489	$5,067,259
Columbia Variable Portfolio - Overseas Core Fund	$920,512	$989,425
CTIVP® - Loomis Sayles Growth Fund	$1,933,285	$3,599,323

+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/ (Decrease)
American Century VP Capital Appreciation Fund	16,514	87,853	(71,339)
AB VPS International Value Portfolio	—	9,028	(9,028)
Invesco V.I. Core Equity Fund	36,489	193,429	(156,940)
Invesco V.I. High Yield Fund	90,946	97,818	(6,872)
Invesco V.I. Government Money Market Fund	4,621,885	3,142,497	1,479,388
AB VPS Growth and Income Portfolio	56,849	121,275	(64,426)
AB VPS Intermediate Bond Portfolio	12,774	17,217	(4,443)
American Funds Insurance Series® Growth Fund	3,748	1,831	1,917
Calvert VP SRI Balanced Portfolio	5,828	9,795	(3,967)
Columbia Variable Portfolio - Small Company Growth Fund	38,936	259,888	(220,952)
Wells Fargo VT Omega Growth Fund	180,939	202,054	(21,115)
Fidelity® VIP Asset Manager Portfolio	996	32,935	(31,939)
Fidelity® VIP Growth Portfolio	81,465	168,841	(87,376)
Fidelity® VIP Contrafund® Portfolio	17,282	156,431	(139,149)
Fidelity® VIP Overseas Portfolio	6,942	47,790	(40,848)
Fidelity® VIP Freedom 2020 Portfolio	—	13,137	(13,137)
Fidelity® VIP Freedom 2030 Portfolio	175	110	65
Fidelity® VIP Freedom 2015 Portfolio	—	3,020	(3,020)
Fidelity® VIP Freedom 2025 Portfolio	4,497	362	4,135
Fidelity® VIP Freedom Income Portfolio	10,865	2	10,863
Fidelity® VIP FundsManager 20% Portfolio	21,590	10,795	10,795
Fidelity® VIP FundsManager 50% Portfolio	6,983	680	6,303
Fidelity® VIP FundsManager 60% Portfolio ++	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio ++	—	867	(867)
Fidelity® VIP FundsManager 85% Portfolio	54	—	54
Franklin Income VIP Fund	62	8,830	(8,768)
Hartford Balanced HLS Fund	2,381,311	13,489,559	(11,108,248)
Hartford Total Return Bond HLS Fund+	18,164,174	10,772,546	7,391,628
Hartford Capital Appreciation HLS Fund	1,266,246	11,004,134	(9,737,888)
Hartford Dividend and Growth HLS Fund+	11,635,880	11,951,683	(315,803)
Hartford Healthcare HLS Fund	52,800	546,471	(493,671)
Hartford Global Growth HLS Fund+	1,120,683	20,990,383	(19,869,700)
Hartford Disciplined Equity HLS Fund+	61,945,597	7,772,243	54,173,354
Hartford Growth Opportunities HLS Fund+	1,467,883	25,042,135	(23,574,252)
Hartford High Yield HLS Fund+	716,316	16,710,537	(15,994,221)
Hartford International Opportunities HLS Fund	2,387,807	8,089,591	(5,701,784)
Hartford MidCap Growth HLS Fund+	105,453	905,347	(799,894)
Hartford MidCap HLS Fund+	8,620,683	2,247,237	6,373,446
Hartford MidCap Value HLS Fund+	698,682	22,191,706	(21,493,024)
Hartford Ultrashort Bond HLS Fund+	56,161,564	10,924,584	45,236,980

Hartford Small Company HLS Fund	1,152,218	2,526,029	(1,373,811)
Hartford SmallCap Growth HLS Fund	1,012,188	2,801,552	(1,789,364)
Hartford Stock HLS Fund	1,437,113	6,636,543	(5,199,430)
Hartford U.S. Government Securities HLS Fund+	11,314,454	61,621,755	(50,307,301)
Hartford Value HLS Fund+	559,351	23,895,431	(23,336,080)
Rational Trend Aggregation VA Fund	66,332	237,246	(170,914)
Rational Insider Buying VA Fund	21,400	99,378	(77,978)
BlackRock S&P 500 Index V.I. Fund	951,041	1,845,148	(894,107)
BlackRock Large Cap Focus Growth V.I. Fund	19,492	116	19,376
Morgan Stanley VIF U.S. Real Estate Portfolio	209	1,056	(847)
Invesco V.I. Equity and Income Fund	—	1,166	(1,166)
Morgan Stanley VIF Discovery Portfolio	18,702	14,593	4,109
Columbia Variable Portfolio - Asset Allocation Fund+	44,326	820,904	(776,578)
Columbia Variable Portfolio - Dividend Opportunity Fund	17,792	42,485	(24,693)
Columbia Variable Portfolio - Income Opportunities Fund	69,333	91,159	(21,826)
Columbia Variable Portfolio - Mid Cap Growth Fund	11,417	72,106	(60,689)
Invesco Oppenheimer V.I. Global Fund	1,811	8,632	(6,821)
Putnam VT Small Cap Value Fund	1,354	1,383	(29)
PIMCO VIT Real Return Portfolio	6,373	3,713	2,660
Pioneer Fund VCT Portfolio	197,551	426,839	(229,288)
Pioneer Mid Cap Value VCT Portfolio	136	1,610	(1,474)
Prudential Series Jennison 20/20 Focus Portfolio	1,149	633	516
Prudential Series Jennison Portfolio	16,669	2,467	14,202
Prudential Series Value Portfolio	—	1,669	(1,669)
Prudential Series SP International Growth Portfolio	—	2	(2)
Royce Capital Fund–Small-Cap Portfolio	1,171	4,984	(3,813)
Victory Variable Insurance Diversified Stock Fund+	116	18,447	(18,331)
Invesco V.I. Comstock Fund	12	880	(868)
Invesco V.I. American Franchise Fund	29,081	47,231	(18,150)
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	108,626	456,010	(347,384)
Wells Fargo VT Small Cap Growth Fund	11,575	14,550	(2,975)
Wells Fargo VT Opportunity Fund	3,423	9,686	(6,263)
Columbia Variable Portfolio - Large Cap Growth Fund	141,536	269,940	(128,404)
Columbia Variable Portfolio - Overseas Core Fund	74,637	82,524	(7,887)
CTIVP® - Loomis Sayles Growth Fund	122,188	195,271	(73,083)

+    See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/ (Decrease)
American Century VP Capital Appreciation Fund	40,029	162,659	(122,630)
AB VPS International Value Portfolio	1	1,587	(1,586)
Invesco V.I. Core Equity Fund	43,686	147,828	(104,142)
Invesco V.I. High Yield Fund	29,164	70,194	(41,030)
Invesco V.I. Government Money Market Fund	3,397,546	2,860,976	536,570
AB VPS Growth and Income Portfolio	228,811	103,606	125,205
AB VPS Intermediate Bond Portfolio	1,092	12,554	(11,462)
American Funds Growth Fund	1,307	9,334	(8,027)
Calvert VP SRI Balanced Portfolio	4,235	21,123	(16,888)
Columbia Variable Portfolio - Small Company Growth Fund	81,642	221,075	(139,433)
Wells Fargo VT Omega Growth Fund	31,783	257,380	(225,597)
Fidelity® VIP Asset Manager Portfolio	701	21,081	(20,380)
Fidelity® VIP Growth Portfolio	57,130	277,203	(220,073)
Fidelity® VIP ContrafundSM Portfolio	10,027	215,318	(205,291)
Fidelity® VIP Overseas Portfolio	13,485	61,015	(47,530)
Fidelity® VIP Freedom 2020 Portfolio	2	4,270	(4,268)
Fidelity® VIP Freedom 2030 Portfolio	93	913	(820)
Fidelity® VIP Freedom 2015 Portfolio	1	896	(895)
Fidelity® VIP Freedom 2025 Portfolio	1,226	2,943	(1,717)
Fidelity® VIP Freedom Income Portfolio	—	1	(1)
Fidelity® VIP FundsManager 20% Portfolio	—	706	(706)
Fidelity® VIP FundsManager 50% Portfolio	5,640	—	5,640
Fidelity® VIP FundsManager 60% Portfolio++	4,077	1	4,076
Fidelity® VIP FundsManager 70% Portfolio++	5	—	5
Fidelity® VIP FundsManager 85% Portfolio	9	—	9
Franklin Income VIP Fund	2,652	5,234	(2,582)
Hartford Balanced HLS Fund	2,515,061	16,822,415	(14,307,354)
Hartford Total Return Bond HLS Fund	4,789,098	12,672,414	(7,883,316)
Hartford Capital Appreciation HLS Fund	1,926,478	14,595,458	(12,668,980)
Hartford Dividend and Growth HLS Fund	1,638,715	13,888,636	(12,249,921)
Hartford Healthcare HLS Fund	54,880	704,079	(649,199)
Hartford Global Growth HLS Fund	701,287	3,577,694	(2,876,407)
Hartford Disciplined Equity HLS Fund	801,464	3,698,724	(2,897,260)
Hartford Growth Opportunities HLS Fund	1,352,337	5,196,258	(3,843,921)
Hartford High Yield HLS Fund	882,849	2,967,275	(2,084,426)
Hartford International Opportunities HLS Fund	1,812,240	8,405,634	(6,593,394)
Hartford MidCap Growth HLS Fund	203,559	210,811	(7,252)
Hartford MidCap HLS Fund	49,756	1,831,296	(1,781,540)
Hartford MidCap Value HLS Fund	523,567	3,792,717	(3,269,150)
Hartford Ultrashort Bond HLS Fund	5,342,852	9,200,801	(3,857,949)
Hartford Small Company HLS Fund	726,516	3,078,355	(2,351,839)
Hartford SmallCap Growth HLS Fund	1,122,965	2,555,364	(1,432,399)
Hartford Stock HLS Fund	908,187	8,538,524	(7,630,337)
Hartford U.S. Government Securities HLS Fund	5,738,023	10,720,927	(4,982,904)

Hartford Value HLS Fund	904,022	4,549,329	(3,645,307)
Rational Trend Aggregation VA Fund	92,955	264,424	(171,469)
Rational Insider Buying VA Fund	38,206	192,246	(154,040)
BlackRock S&P 500 Index V.I. Fund	405,259	1,949,750	(1,544,491)
BlackRock Large Cap Focus Growth V.I. Fund	—	11,303	(11,303)
Morgan Stanley VIF U.S. Real Estate Portfolio	1,127	1,476	(349)
Invesco V.I. Equity and Income Fund	55	2,763	(2,708)
Morgan Stanley VIF Discovery Portfolio	11,668	17,310	(5,642)
Columbia Variable Portfolio - Asset Allocation Fund	35,039	182,455	(147,416)
Columbia Variable Portfolio - Dividend Opportunity Fund	29,637	80,423	(50,786)
Columbia Variable Portfolio - Income Opportunities Fund	16,546	54,301	(37,755)
Columbia Variable Portfolio - Mid Cap Growth Fund	76,697	91,903	(15,206)
Invesco Oppenheimer V.I. Global Fund	681	7,965	(7,284)
Putnam VT Small Cap Value Fund	523	3,965	(3,442)
PIMCO VIT Real Return Portfolio	3,521	4,345	(824)
Pioneer Fund VCT Portfolio	120,228	708,107	(587,879)
Pioneer Mid Cap Value VCT Portfolio	141	330	(189)
Prudential Series Jennison 20/20 Focus Portfolio	6	3,794	(3,788)
Prudential Series Jennison Portfolio	3,036	1,010	2,026
Prudential Series Value Portfolio	—	3,095	(3,095)
Prudential Series SP International Growth Portfolio	—	5,292	(5,292)
Royce Capital Fund–Small-Cap Portfolio	367	1,957	(1,590)
Victory Variable Insurance Diversified Stock Fund	32	187	(155)
Invesco V.I. Comstock Fund	67	1,899	(1,832)
Invesco V.I. American Franchise Fund	27,814	7,115	20,699
Wells Fargo VT Index Asset Allocation Fund	—	—	—
Wells Fargo VT International Equity Fund	120,901	414,984	(294,083)
Wells Fargo VT Small Cap Growth Fund	1,533	30,198	(28,665)
Wells Fargo VT Opportunity Fund	2,601	22,847	(20,246)
Columbia Variable Portfolio - Large Cap Growth Fund	23,434	198,858	(175,424)
Columbia Variable Portfolio - Overseas Core Fund	86,542	117,158	(30,616)
CTIVP® - Loomis Sayles Growth Fund	13,685	158,788	(145,103)

++ See Note 8 for additional information related to this Sub-Account.

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
2019	570,803	$5.035628	to	$5.497771	$3,119,191	0.70%	to	1.25%	—%	to	—%	33.88%	to	34.62%
2018	693,433	$3.761281	to	$4.083955	$2,817,118	0.70%	to	1.25%	—%	to	—%	(6.38)%	to	(5.86)%
2017	955,802	$4.017656	to	$4.338242	$4,022,778	0.70%	to	1.25%	—%	to	—%	20.28%	to	20.94%
2016	1,132,926	$3.340164	to	$3.586976	$3,914,041	0.70%	to	1.25%	—%	to	—%	1.95%	to	2.51%
AB VPS International Value Portfolio
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
2019	16,287	$8.348089	to	$8.348089	$135,969	1.25%	to	1.25%	0.78%	to	0.78%	15.34%	to	15.34%
2018	17,873	$7.237883	to	$7.237883	$129,363	1.25%	to	1.25%	1.08%	to	1.08%	(23.94)%	to	(23.94)%
2017	21,768	$9.516017	to	$9.516017	$207,146	1.25%	to	1.25%	1.88%	to	1.88%	23.55%	to	23.55%
2016	26,017	$7.702450	to	$7.702450	$200,394	1.25%	to	1.25%	1.11%	to	1.11%	(2.03)%	to	(2.03)%
Invesco V.I. Core Equity Fund
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
2019	1,319,790	$2.031248	to	$24.550001	$2,657,607	1.25%	to	2.20%	0.95%	to	0.97%	26.16%	to	27.36%
2018	1,423,932	$1.594833	to	$19.166872	$2,252,588	1.25%	to	2.35%	—%	to	0.88%	(11.50)%	to	(10.52)%
2017	1,599,408	$1.782358	to	$21.954860	$2,826,682	1.25%	to	2.20%	1.02%	to	1.05%	10.71%	to	11.77%
2016	1,849,234	$1.594678	to	$19.591200	$2,893,347	1.25%	to	2.35%	—%	to	0.74%	7.70%	to	8.89%
Invesco V.I. High Yield Fund
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
2019	634,238	$1.906735	to	$22.886653	$1,161,123	1.25%	to	2.35%	—%	to	5.80%	10.87%	to	12.10%
2018	675,268	$1.700933	to	$20.642136	$1,369,314	1.25%	to	2.35%	4.95%	to	5.21%	(5.60)%	to	(4.55)%
2017	782,798	$1.782068	to	$21.866063	$1,352,594	1.25%	to	2.35%	3.85%	to	4.14%	3.83%	to	4.98%
2016	893,095	$1.697545	to	$21.059270	$1,514,861	1.25%	to	2.35%	—%	to	4.04%	8.63%	to	9.83%
Invesco V.I. Government Money Market Fund
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
2019	3,741,660	$8.766410	to	$10.250184	$35,611,655	0.25%	to	2.50%	1.74%	to	1.87%	(0.87)%	to	1.64%
2018	3,205,090	$8.818306	to	$10.084508	$30,288,774	0.25%	to	2.55%	0.28%	to	1.52%	(1.25)%	to	1.30%
2017	2,813,912	$8.930295	to	$9.955433	$26,593,378	0.25%	to	2.55%	0.26%	to	0.55%	(2.21)%	to	0.31%
2016	3,862,949	$9.148616	to	$9.924459	$36,795,241	0.25%	to	2.50%	0.03%	to	0.10%	(2.44)%	to	(0.15)%
AB VPS Growth and Income Portfolio
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
2019	571,574	$2.432447	to	$2.960406	$1,511,378	1.15%	to	2.20%	0.99%	to	1.03%	20.92%	to	22.20%
2018	446,369	$2.011549	to	$2.422606	$1,001,531	1.15%	to	2.20%	0.20%	to	0.75%	(7.89)%	to	(6.92)%
2017	576,601	$2.183950	to	$2.602746	$1,403,962	1.15%	to	2.20%	1.18%	to	1.26%	16.02%	to	17.24%
2016	662,341	$1.882432	to	$2.219994	$1,384,246	1.15%	to	2.20%	0.79%	to	0.83%	8.65%	to	9.80%
AB VPS Intermediate Bond Portfolio
2020	93,667	$13.265850	to	$14.789414	$1,345,319	1.15%	to	2.00%	3.17%	to	3.21%	3.55%	to	4.44%
2019	98,110	$12.810738	to	$14.161197	$1,347,082	1.15%	to	2.00%	2.67%	to	2.71%	5.86%	to	6.76%
2018	109,572	$12.101972	to	$13.264496	$1,412,695	1.15%	to	2.00%	0.96%	to	0.98%	(2.97)%	to	(2.14)%
2017	138,227	$12.472814	to	$13.555245	$1,828,597	1.15%	to	2.00%	2.50%	to	2.70%	1.23%	to	2.09%
2016	128,343	$12.321264	to	$13.277229	$1,669,405	1.15%	to	2.00%	2.84%	to	2.84%	2.29%	to	3.16%
American Funds Insurance Series® Growth Fund
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%

2019	11,123	$28.943038	to	$28.943038	$321,937	1.25%	to	1.25%	0.71%	to	0.71%	29.15%	to	29.15%
2018	19,150	$22.410517	to	$22.410517	$429,159	1.25%	to	1.25%	0.42%	to	0.42%	(1.49)%	to	(1.49)%
2017	19,004	$22.750247	to	$22.750247	$432,339	1.25%	to	1.25%	0.53%	to	0.53%	26.70%	to	26.70%
2016	19,489	$17.955576	to	$17.955576	$349,939	1.25%	to	1.25%	0.82%	to	0.82%	8.13%	to	8.13%
Calvert VP SRI Balanced Portfolio
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
2019	163,769	$5.916500	to	$6.660830	$989,419	0.70%	to	1.25%	1.43%	to	1.57%	22.86%	to	23.54%
2018	180,657	$4.815665	to	$5.391761	$885,621	0.70%	to	1.25%	1.78%	to	1.80%	(3.88)%	to	(3.35)%
2017	198,133	$5.010281	to	$5.578711	$1,008,336	0.70%	to	1.25%	1.97%	to	2.17%	10.61%	to	11.22%
2016	231,306	$4.529642	to	$5.015968	$1,062,747	0.70%	to	1.25%	1.46%	to	1.85%	6.52%	to	7.10%
Columbia Variable Portfolio - Small Company Growth Fund
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
2019	1,282,522	$3.481257	to	$38.243556	$4,798,052	1.25%	to	2.50%	—%	to	—%	37.23%	to	38.95%
2018	1,421,955	$2.505370	to	$27.868464	$3,387,008	1.25%	to	2.50%	—%	to	—%	(4.18)%	to	(2.97)%
2017	1,621,055	$2.582119	to	$29.083634	$4,265,410	1.25%	to	2.50%	—%	to	—%	26.06%	to	27.64%
2016	1,849,805	$2.022910	to	$23.071280	$3,561,326	1.25%	to	2.50%	—%	to	—%	9.96%	to	11.34%
Wells Fargo VT Omega Growth Fund
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
2019	1,019,602	$3.297851	to	$44.346970	$2,712,957	1.15%	to	2.50%	—%	to	—%	34.01%	to	35.83%
2018	1,245,199	$2.428003	to	$33.093002	$2,435,097	1.15%	to	2.50%	—%	to	—%	(1.96)%	to	(0.63)%
2017	1,295,229	$2.443408	to	$33.755753	$2,579,579	1.15%	to	2.50%	0.24%	to	0.24%	31.62%	to	33.41%
2016	1,273,004	$1.831504	to	$25.645779	$1,935,793	1.15%	to	2.50%	—%	to	—%	(1.72)%	to	(0.39)%
Fidelity® VIP Asset Manager Portfolio
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
2019	261,623	$3.572443	to	$4.021894	$996,234	0.70%	to	1.25%	1.78%	to	1.82%	16.78%	to	17.42%
2018	282,003	$3.059106	to	$3.425102	$913,490	0.70%	to	1.25%	1.50%	to	1.67%	(6.53)%	to	(6.01)%
2017	320,149	$3.272910	to	$3.644266	$1,078,920	0.70%	to	1.25%	1.85%	to	1.86%	12.69%	to	13.31%
2016	377,102	$2.904323	to	$3.216171	$1,120,298	0.70%	to	1.25%	1.43%	to	1.47%	1.79%	to	2.35%
Fidelity® VIP Growth Portfolio
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
2019	1,100,229	$6.261781	to	$7.048797	$7,239,719	0.70%	to	1.25%	0.26%	to	0.26%	32.65%	to	33.38%
2018	1,320,302	$4.720681	to	$5.284877	$6,483,925	0.70%	to	1.25%	0.24%	to	0.25%	(1.42)%	to	(0.87)%
2017	1,403,758	$4.788462	to	$5.331182	$6,910,723	0.70%	to	1.25%	0.22%	to	0.23%	33.46%	to	34.19%
2016	1,551,054	$3.587916	to	$3.972745	$5,696,475	0.70%	to	1.25%	0.02%	to	0.03%	(0.45)%	to	0.10%
Fidelity® VIP Contrafund® Portfolio
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
2019	1,047,818	$8.341777	to	$9.390500	$9,323,809	0.70%	to	1.25%	0.46%	to	0.47%	29.94%	to	30.66%
2018	1,253,109	$6.419516	to	$7.186941	$8,483,479	0.70%	to	1.25%	0.67%	to	0.71%	(7.55)%	to	(7.03)%
2017	1,424,533	$6.943468	to	$7.730628	$10,370,279	0.70%	to	1.25%	1.00%	to	1.05%	20.37%	to	21.03%
2016	1,583,137	$5.768599	to	$6.387460	$9,546,016	0.70%	to	1.25%	0.75%	to	0.86%	6.67%	to	7.25%
Fidelity® VIP Overseas Portfolio
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
2019	282,437	$2.848563	to	$3.207144	$910,301	0.70%	to	1.25%	1.67%	to	1.74%	26.18%	to	26.87%
2018	329,967	$2.257556	to	$2.527805	$827,311	0.70%	to	1.25%	1.53%	to	1.55%	(15.87)%	to	(15.41)%
2017	388,530	$2.683490	to	$2.988143	$1,127,151	0.70%	to	1.25%	1.44%	to	2.19%	28.67%	to	29.38%
2016	475,972	$2.085535	to	$2.309605	$1,052,524	0.70%	to	1.25%	1.09%	to	1.48%	(6.24)%	to	(5.72)%
Fidelity® VIP Freedom 2020 Portfolio

2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
2019	19,871	$27.650888	to	$27.650888	$549,454	1.25%	to	1.25%	1.69%	to	1.69%	18.39%	to	18.39%
2018	24,139	$23.355805	to	$23.355805	$563,792	1.25%	to	1.25%	1.20%	to	1.20%	(7.25)%	to	(7.25)%
2017	25,005	$25.181767	to	$25.181767	$629,682	1.25%	to	1.25%	1.55%	to	1.55%	14.82%	to	14.82%
2016	19,427	$21.931464	to	$21.931464	$426,072	1.25%	to	1.25%	1.13%	to	1.13%	4.49%	to	4.49%
Fidelity® VIP Freedom 2030 Portfolio
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
2019	3,223	$32.706439	to	$32.706439	$105,415	1.25%	to	1.25%	1.69%	to	1.69%	22.57%	to	22.57%
2018	4,043	$26.683779	to	$26.683779	$107,887	1.25%	to	1.25%	1.15%	to	1.15%	(9.20)%	to	(9.20)%
2017	3,960	$29.388426	to	$29.388426	$116,382	1.25%	to	1.25%	1.04%	to	1.04%	19.20%	to	19.20%
2016	4,832	$24.654938	to	$24.654938	$119,131	1.25%	to	1.25%	1.32%	to	1.32%	5.06%	to	5.06%
Fidelity® VIP Freedom 2015 Portfolio
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
2019	5,840	$24.865841	to	$24.865841	$145,224	1.25%	to	1.25%	1.80%	to	1.80%	16.51%	to	16.51%
2018	6,735	$21.342607	to	$21.342607	$143,741	1.25%	to	1.25%	1.39%	to	1.39%	(6.46)%	to	(6.46)%
2017	6,747	$22.817730	to	$22.817730	$153,942	1.25%	to	1.25%	0.98%	to	0.98%	13.38%	to	13.38%
2016	9,635	$20.125426	to	$20.125426	$193,913	1.25%	to	1.25%	0.71%	to	0.71%	4.27%	to	4.27%
Fidelity® VIP Freedom 2025 Portfolio
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
2019	17,675	$30.173393	to	$30.173393	$533,305	1.25%	to	1.25%	1.70%	to	1.70%	20.00%	to	20.00%
2018	19,392	$25.143777	to	$25.143777	$487,594	1.25%	to	1.25%	1.40%	to	1.40%	(7.94)%	to	(7.94)%
2017	16,154	$27.312614	to	$27.312614	$441,213	1.25%	to	1.25%	1.03%	to	1.03%	16.11%	to	16.11%
2016	29,384	$23.522789	to	$23.522789	$691,196	1.25%	to	1.25%	1.33%	to	1.33%	4.67%	to	4.67%
Fidelity® VIP Freedom Income Portfolio
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
2019	822	$16.276430	to	$16.276430	$13,377	1.25%	to	1.25%	1.88%	to	1.88%	10.25%	to	10.25%
2018	823	$14.763506	to	$14.763506	$12,152	1.25%	to	1.25%	1.50%	to	1.50%	(3.49)%	to	(3.49)%
2017	824	$15.298165	to	$15.298165	$12,610	1.25%	to	1.25%	1.33%	to	1.33%	7.02%	to	7.02%
2016	825	$14.295238	to	$14.295238	$11,801	1.25%	to	1.25%	1.27%	to	1.27%	2.88%	to	2.88%
Fidelity® VIP FundsManager 20% Portfolio
2020	10,795	$16.334467	to	$16.334467	$176,330	1.25%	to	1.25%	1.06%	to	1.06%	6.73%	to	6.73%
2019	0.07	$15.305098	to	$15.305098	$1	1.25%	to	1.25%	0.15%	to	0.15%	8.79%	to	8.79%
2018	706	$14.068378	to	$14.068378	$9,936	1.25%	to	1.25%	1.69%	to	1.69%	(3.05)%	to	(3.05)%
2017	707	$14.511105	to	$14.511105	$10,254	1.25%	to	1.25%	1.16%	to	1.16%	5.86%	to	5.86%
2016	707	$13.707900	to	$13.707900	$9,691	1.25%	to	1.25%	1.18%	to	1.18%	1.39%	to	1.39%
Fidelity® VIP FundsManager 50% Portfolio
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
2019♦	5,640	$22.540507	to	$22.540507	$127,121	1.25%	to	1.25%	1.30%	to	1.30%	4.42	to	4.42
Fidelity® VIP FundsManager 60% Portfolio ++
2020	4,840	$29.299418	to	$29.299418	$141,818	1.25%	to	1.25%	0.93%	to	0.93%	13.49%	to	13.49%
2019	4,841	$25.816127	to	$25.816127	$124,979	1.25%	to	1.25%	2.21%	to	2.21%	18.76%	to	18.76%
2018♦	765	$21.738706	to	$21.738706	$16,640	1.25%	to	1.25%	—%	to	—%	(7.68)	to	(7.68)
Fidelity® VIP FundsManager 70% Portfolio ++
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
2019	1,772	$28.345062	to	$28.345062	$50,219	1.25%	to	1.25%	1.22%	to	1.22%	20.97%	to	20.97%
2018	1,767	$23.431129	to	$23.431129	$41,405	1.25%	to	1.25%	1.07%	to	1.07%	(8.83)%	to	(8.83)%
2017	998	$25.700214	to	$25.700214	$25,647	1.25%	to	1.25%	0.79%	to	0.79%	17.46%	to	17.46%

2016	999	$21.879400	to	$21.879400	$21,851	1.25%	to	1.25%	0.95%	to	0.95%	3.56%	to	3.56%
Fidelity® VIP FundsManager 85% Portfolio
2020	98	$38.650275	to	$38.650275	$3,796	1.25%	to	1.25%	0.83%	to	0.83%	15.81%	to	15.81%
2019	44	$33.373050	to	$33.373050	$1,458	1.25%	to	1.25%	1.11%	to	1.11%	24.57%	to	24.57%
2018	35	$26.790199	to	$26.790199	$953	1.25%	to	1.25%	0.33%	to	0.33%	(10.22)%	to	(10.22)%
2017	27	$29.839753	to	$29.839753	$804	1.25%	to	1.25%	0.02%	to	0.02%	21.38%	to	21.38%
2016	1,349	$24.584420	to	$24.584420	$33,153	1.25%	to	1.25%	0.83%	to	0.83%	4.17%	to	4.17%
Franklin Income VIP Fund
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
2019	43,783	$18.993690	to	$18.993690	$831,608	1.25%	to	1.25%	5.20%	to	5.20%	14.62%	to	14.62%
2018	46,365	$16.571425	to	$16.571425	$768,337	1.25%	to	1.25%	4.89%	to	4.89%	(5.50)%	to	(5.50)%
2017	54,801	$17.535779	to	$17.535779	$960,986	1.25%	to	1.25%	4.14%	to	4.14%	8.31%	to	8.31%
2016	58,083	$16.189694	to	$16.189694	$940,341	1.25%	to	1.25%	4.76%	to	4.76%	12.61%	to	12.61%
Hartford Balanced HLS Fund
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
2019	102,870,312	$22.237105	to	$24.793523	$648,929,045	0.15%	to	2.55%	1.82%	to	1.90%	19.71%	to	22.61%
2018	117,177,666	$18.136027	to	$20.712015	$609,728,899	0.15%	to	2.55%	1.93%	to	1.96%	(7.63)%	to	(5.38)%
2017	134,161,559	$19.167935	to	$22.422340	$746,161,815	0.15%	to	2.55%	2.39%	to	2.50%	12.68%	to	15.42%
2016	152,573,794	$16.607428	to	$19.898825	$744,204,599	0.15%	to	2.55%	2.77%	to	2.87%	3.37%	to	5.88%
Hartford Total Return Bond HLS Fund+
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
2019	67,990,758	$12.711543	to	$13.426648	$225,368,061	0.15%	to	2.55%	3.68%	to	3.93%	7.54%	to	10.49%
2018	75,874,074	$11.505200	to	$12.485139	$229,833,956	0.15%	to	2.55%	3.89%	to	4.02%	(3.41)%	to	(0.96)%
2017	85,228,338	$11.616320	to	$12.925446	$261,713,697	0.15%	to	2.55%	2.68%	to	2.98%	2.16%	to	5.00%
2016	94,174,073	$11.063055	to	$12.651988	$277,832,323	0.15%	to	2.55%	2.28%	to	2.60%	1.59%	to	4.34%
Hartford Capital Appreciation HLS Fund
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
2019	82,713,393	$33.302162	to	$73.183856	$1,105,575,254	0.15%	to	2.55%	1.14%	to	1.14%	27.98%	to	31.08%
2018	95,382,373	$26.022134	to	$55.829786	$980,310,611	0.15%	to	2.55%	0.87%	to	0.92%	(9.30)%	to	(7.10)%
2017	109,317,148	$28.690568	to	$60.094450	$1,223,732,857	0.15%	to	2.55%	1.08%	to	1.17%	19.07%	to	21.96%
2016	125,591,540	$24.096494	to	$49.275632	$1,148,366,207	0.15%	to	2.55%	1.10%	to	1.17%	2.86%	to	5.36%
Hartford Dividend and Growth HLS Fund+
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
2019	82,424,398	$12.463895	to	$30.941438	$508,097,172	0.25%	to	2.55%	1.82%	to	1.87%	25.37%	to	28.28%
2018	94,674,319	$9.715930	to	$24.680655	$461,783,422	0.25%	to	2.55%	1.88%	to	1.93%	(7.70)%	to	(5.56)%
2017	109,117,961	$10.287479	to	$26.740946	$571,631,483	0.25%	to	2.55%	1.59%	to	1.68%	15.38%	to	18.06%
2016	125,443,126	$8.713644	to	$23.176621	$561,230,896	0.25%	to	2.55%	2.07%	to	2.18%	11.99%	to	14.60%
Hartford Healthcare HLS Fund
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
2019	4,324,664	$9.692509	to	$44.382154	$33,562,772	0.25%	to	2.55%	—%	to	—%	30.32%	to	33.62%
2018	4,973,863	$7.254001	to	$34.057047	$29,220,634	0.25%	to	2.55%	—%	to	0.10%	(5.41)%	to	(2.91)%
2017	5,832,156	$7.471546	to	$36.003580	$35,719,892	0.25%	to	2.55%	—%	to	—%	18.89%	to	21.96%
2016	6,631,660	$6.126384	to	$30.282716	$33,720,189	0.25%	to	2.55%	3.32%	to	3.55%	(10.94)%	to	(8.62)%
Hartford Global Growth HLS Fund+
2020	—	$7.586547	to	$43.467700	$—	0.25%	to	2.55%	0.22%	to	0.68%	25.64%	to	28.57%
2019	19,869,700	$5.900829	to	$34.598298	$81,396,540	0.25%	to	2.55%	0.12%	to	0.25%	28.96%	to	32.28%
2018	22,746,107	$4.460742	to	$26.829065	$71,550,009	0.25%	to	2.55%	—%	to	0.51%	(6.49)%	to	(4.05)%

2017	26,087,915	$4.648825	to	$28.690482	$86,590,710	0.25%	to	2.55%	0.08%	to	0.41%	29.04%	to	32.39%
2016	28,796,664	$3.511345	to	$22.234462	$71,696,622	0.25%	to	2.55%	0.40%	to	0.68%	(0.85)%	to	1.70%
Hartford Disciplined Equity HLS Fund+
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
2019	19,921,043	$4.979188	to	$37.303401	$76,548,019	0.25%	to	2.55%	0.61%	to	0.93%	30.39%	to	33.79%
2018	22,818,303	$3.721739	to	$29.337062	$66,331,589	0.25%	to	2.55%	—%	to	0.76%	(4.46)%	to	(2.24)%
2017	26,972,486	$3.806918	to	$30.707106	$80,839,876	0.25%	to	2.55%	0.67%	to	0.90%	18.85%	to	21.61%
2016	30,909,174	$3.130383	to	$25.418843	$76,530,870	0.25%	to	2.50%	0.63%	to	0.92%	2.89%	to	5.50%
Hartford Growth Opportunities HLS Fund+
2020	—	$8.990986	to	$59.331208	$—	0.25%	to	2.55%	—%	to	—%	47.31%	to	50.77%
2019	23,574,252	$5.963500	to	$40.276744	$123,214,558	0.25%	to	2.55%	—%	to	—%	27.07%	to	30.36%
2018	27,418,173	$4.574698	to	$31.696681	$110,833,404	0.25%	to	2.55%	—%	to	—%	(2.23)%	to	0.28%
2017	30,296,727	$4.562078	to	$32.420532	$123,052,033	0.25%	to	2.55%	—%	to	—%	26.87%	to	30.12%
2016	33,692,672	$3.506008	to	$25.555087	$105,755,024	0.25%	to	2.55%	0.15%	to	0.43%	(3.27)%	to	(0.74)%
Hartford High Yield HLS Fund+
2020	—	$3.502686	to	$22.730577	$—	0.25%	to	2.55%	9.22%	to	9.44%	(0.15)%	to	2.11%
2019	15,994,221	$3.430366	to	$22.763982	$45,612,530	0.25%	to	2.55%	5.75%	to	6.12%	11.84%	to	14.77%
2018	18,078,647	$2.988844	to	$20.353980	$45,128,343	0.25%	to	2.55%	5.59%	to	5.76%	(6.08)%	to	(3.69)%
2017	21,076,593	$3.103222	to	$21.672735	$55,759,858	0.25%	to	2.55%	5.89%	to	6.07%	4.61%	to	7.34%
2016	24,291,673	$2.891120	to	$20.717970	$60,059,014	0.25%	to	2.55%	6.01%	to	6.24%	11.12%	to	13.97%
Hartford International Opportunities HLS Fund
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
2019	49,063,585	$5.459618	to	$19.257297	$143,068,695	0.15%	to	2.55%	1.56%	to	1.89%	22.97%	to	26.24%
2018	55,656,979	$4.324910	to	$15.660371	$130,342,379	0.15%	to	2.55%	1.85%	to	1.93%	(21.00)%	to	(18.87)%
2017	62,007,964	$5.330675	to	$19.823880	$182,178,104	0.15%	to	2.55%	1.12%	to	1.43%	21.85%	to	25.06%
2016	70,102,308	$4.262334	to	$16.269214	$164,962,981	0.15%	to	2.55%	1.32%	to	1.67%	(1.60)%	to	1.11%
Hartford MidCap Growth HLS Fund+
2020	—	$32.560555	to	$45.830185	$—	0.80%	to	2.55%	—%	to	—%	22.79%	to	25.07%
2019	799,894	$26.033207	to	$37.323308	$19,532,425	0.80%	to	2.55%	0.27%	to	0.51%	36.05%	to	38.67%
2018	807,146	$18.773114	to	$27.433891	$14,158,094	0.80%	to	2.55%	0.42%	to	0.69%	(12.51)%	to	(10.77)%
2017	960,644	$21.038858	to	$31.357925	$19,012,730	0.80%	to	2.55%	0.63%	to	0.87%	11.07%	to	13.51%
2016	1,223,462	$18.534168	to	$28.231984	$21,793,212	0.80%	to	2.55%	1.07%	to	1.44%	13.41%	to	15.56%
Hartford MidCap HLS Fund+
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
2019	12,236,283	$7.537461	to	$15.622200	$146,104,792	0.25%	to	2.35%	0.11%	to	0.18%	29.78%	to	32.53%
2018	14,017,823	$5.807886	to	$11.787372	$127,650,670	0.25%	to	2.35%	0.03%	to	0.03%	(9.60)%	to	(7.68)%
2017	15,773,251	$12.767368	to	$32.600284	$157,473,472	0.25%	to	2.35%	—%	to	—%	21.28%	to	24.16%
2016	17,909,853	$10.283273	to	$26.879188	$145,530,711	0.25%	to	2.35%	0.03%	to	0.19%	9.10%	to	11.70%
Hartford MidCap Value HLS Fund+
2020	—	$4.422196	to	$32.891700	$—	0.25%	to	2.55%	0.65%	to	0.68%	(6.78)%	to	(4.84)%
2019	21,493,024	$4.647222	to	$35.285831	$79,508,947	0.25%	to	2.55%	0.98%	to	0.99%	27.90%	to	30.87%
2018	24,762,174	$3.550901	to	$27.588682	$70,831,136	0.25%	to	2.55%	0.51%	to	0.94%	(16.72)%	to	(14.78)%
2017	28,103,417	$4.166958	to	$33.129172	$95,489,502	0.25%	to	2.55%	0.55%	to	0.58%	10.61%	to	13.18%
2016	31,874,837	$3.681587	to	$29.950878	$97,448,120	0.25%	to	2.55%	0.52%	to	0.54%	9.98%	to	12.54%
Hartford Ultrashort Bond HLS Fund+
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
2019	30,707,562	$4.221706	to	$8.052882	$47,152,472	0.15%	to	2.55%	1.89%	to	1.90%	0.22%	to	2.66%

2018	34,565,511	$4.112345	to	$8.034853	$52,502,395	0.15%	to	2.55%	1.12%	to	1.15%	(0.99)%	to	1.41%
2017	37,028,386	$4.055110	to	$8.115316	$56,349,684	0.15%	to	2.55%	0.80%	to	0.80%	(1.53)%	to	0.86%
2016	42,071,071	$4.020501	to	$8.241362	$63,819,139	0.15%	to	2.55%	0.46%	to	0.48%	(1.58)%	to	0.82%
Hartford Small Company HLS Fund
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
2019	15,160,176	$8.077288	to	$33.096769	$78,991,886	0.25%	to	2.55%	—%	to	—%	33.33%	to	36.66%
2018	17,512,015	$5.910708	to	$24.822863	$66,331,938	0.25%	to	2.55%	—%	to	—%	(6.92)%	to	(4.47)%
2017	19,879,820	$6.187348	to	$26.667265	$80,801,951	0.25%	to	2.55%	—%	to	—%	22.88%	to	26.05%
2016	21,614,520	$4.908794	to	$21.702692	$70,139,613	0.25%	to	2.55%	—%	to	—%	(0.76)%	to	1.79%
Hartford SmallCap Growth HLS Fund
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
2019	13,021,186	$4.827611	to	$42.470714	$55,357,023	0.25%	to	2.55%	—%	to	—%	32.04%	to	35.48%
2018	14,453,585	$3.563459	to	$32.165805	$46,113,877	0.25%	to	2.55%	—%	to	—%	(14.11)%	to	(11.92)%
2017	15,940,723	$4.045682	to	$37.451152	$58,774,068	0.25%	to	2.55%	—%	to	0.04%	16.74%	to	19.77%
2016	18,091,491	$3.377755	to	$32.080435	$56,062,539	0.25%	to	2.55%	—%	to	0.14%	9.25%	to	12.09%
Hartford Stock HLS Fund
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
2019	51,475,865	$35.594539	to	$50.721581	$474,826,616	0.15%	to	2.55%	1.37%	to	1.67%	27.59%	to	31.02%
2018	59,106,202	$27.896597	to	$38.711729	$420,462,448	0.15%	to	2.55%	1.55%	to	1.61%	(2.89)%	to	(0.29)%
2017	67,174,411	$28.727103	to	$38.825688	$484,470,924	0.15%	to	2.55%	1.53%	to	1.83%	16.53%	to	19.67%
2016	77,461,027	$24.651370	to	$32.444608	$464,902,377	0.15%	to	2.55%	1.56%	to	1.86%	4.44%	to	7.25%
Hartford U.S. Government Securities HLS Fund+
2020	—	$9.932423	to	$10.490410	$—	0.15%	to	2.55%	2.94%	to	3.42%	(17.98)%	to	3.13%
2019	50,307,301	$9.631225	to	$12.789632	$63,160,168	0.15%	to	2.55%	2.19%	to	2.58%	2.29%	to	5.06%
2018	55,290,205	$9.415887	to	$12.173802	$67,046,943	0.15%	to	2.55%	2.35%	to	2.43%	(1.98)%	to	0.70%
2017	62,581,720	$9.606574	to	$12.089697	$76,408,253	0.15%	to	2.55%	1.87%	to	2.19%	(1.43)%	to	1.17%
2016	71,043,759	$9.746053	to	$11.950244	$86,871,234	0.15%	to	2.55%	1.63%	to	1.97%	(1.28)%	to	1.39%
Hartford Value HLS Fund+
2020	—	$3.421800	to	$25.991776	$—	0.25%	to	2.55%	1.77%	to	1.79%	(4.81)%	to	(2.82)%
2019	23,336,080	$3.521270	to	$27.304817	$65,459,348	0.25%	to	2.55%	1.91%	to	2.05%	24.50%	to	27.39%
2018	26,981,387	$2.764125	to	$21.932294	$60,108,047	0.25%	to	2.55%	1.47%	to	1.63%	(12.44)%	to	(10.41)%
2017	30,582,041	$3.085140	to	$25.049487	$76,909,236	0.25%	to	2.55%	1.20%	to	1.81%	12.53%	to	15.15%
2016	34,776,588	$2.679183	to	$22.259303	$76,956,772	0.25%	to	2.55%	1.78%	to	1.83%	10.83%	to	13.41%
Rational Trend Aggregation VA Fund
2020	1,354,224	$2.216150	to	$20.182839	$3,002,871	1.15%	to	2.35%	0.62%	to	0.67%	(1.15)%	to	0.04%
2019	1,525,138	$2.215239	to	$20.418144	$3,397,477	1.15%	to	2.35%	2.86%	to	2.86%	4.81%	to	6.07%
2018	1,696,607	$2.088469	to	$19.481915	$3,602,557	1.15%	to	2.35%	3.85%	to	4.38%	(6.79)%	to	(5.66)%
2017	2,256,324	$2.213800	to	$20.900389	$5,047,410	1.15%	to	2.35%	2.46%	to	3.21%	(3.87)%	to	(2.71)%
2016	2,556,962	$2.275568	to	$21.655144	$5,966,859	1.15%	to	2.40%	—%	to	4.55%	4.43%	to	5.75%
Rational Insider Buying VA Fund
2020	819,126	$3.251108	to	$34.432635	$2,472,896	1.15%	to	2.35%	—%	to	—%	11.49%	to	12.83%
2019	897,104	$2.881379	to	$30.885195	$2,406,253	1.15%	to	2.35%	—%	to	—%	21.13%	to	22.59%
2018	1,051,144	$2.350497	to	$25.498589	$2,313,784	1.15%	to	2.35%	0.69%	to	0.80%	(9.34)%	to	(8.24)%
2017	1,227,446	$2.561631	to	$28.124745	$2,948,261	1.15%	to	2.35%	0.56%	to	0.56%	14.79%	to	16.18%
2016	1,445,909	$2.204971	to	$24.402082	$3,004,228	1.15%	to	2.40%	—%	to	0.62%	8.37%	to	9.73%
BlackRock S&P 500 Index V.I. Fund
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%

2019	13,632,410	$11.613078	to	$11.801894	$158,499,136	0.25%	to	2.55%	1.76%	to	2.19%	27.67%	to	31.02%
2018♦	15,176,901	$9.008034	to	$9.279576	$136,165,542	0.25%	to	2.55%	—%	to	1.04%	(9.92)%	to	—%
BlackRock Large Cap Focus Growth V.I. Fund
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
2019	532	$2.872208	to	$3.074858	$1,529	1.25%	to	2.00%	—%	to	—%	30.07%	to	31.05%
2018	11,835	$2.191656	to	$2.363946	$27,882	1.25%	to	2.00%	—%	to	—%	0.97%	to	1.73%
2017	14,805	$2.154317	to	$2.341175	$34,003	1.25%	to	2.00%	0.04%	to	0.04%	26.99%	to	27.95%
2016	3,626	$1.683737	to	$1.897462	$6,105	1.25%	to	1.80%	—%	to	0.70%	5.96%	to	6.54%
Morgan Stanley VIF U.S. Real Estate Portfolio
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
2019	13,857	$17.998228	to	$17.998228	$249,410	1.25%	to	1.25%	1.59%	to	1.59%	17.20%	to	17.20%
2018	14,206	$15.356713	to	$15.356713	$218,169	1.25%	to	1.25%	2.32%	to	2.32%	(9.12)%	to	(9.12)%
2017	17,056	$16.897622	to	$16.897622	$288,201	1.25%	to	1.25%	1.37%	to	1.37%	1.59%	to	1.59%
2016	26,079	$16.632382	to	$16.632382	$433,755	1.25%	to	1.25%	0.91%	to	0.91%	5.23%	to	5.23%
Invesco V.I. Equity and Income Fund
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
2019	8,764	$20.679532	to	$20.679532	$181,239	1.25%	to	1.25%	2.25%	to	2.25%	18.52%	to	18.52%
2018	11,472	$17.448335	to	$17.448335	$200,164	1.25%	to	1.25%	1.88%	to	1.88%	(10.86)%	to	(10.86)%
2017	17,078	$19.573108	to	$19.573108	$334,276	1.25%	to	1.25%	1.46%	to	1.46%	9.41%	to	9.41%
2016	15,775	$17.890107	to	$17.890107	$282,212	1.25%	to	1.25%	1.64%	to	1.64%	13.41%	to	13.41%
Morgan Stanley VIF Discovery Portfolio
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
2019	18,904	$29.717305	to	$29.717305	$561,771	1.25%	to	1.25%	—%	to	—%	38.23%	to	38.23%
2018	24,546	$21.498861	to	$21.498861	$527,715	1.25%	to	1.25%	—%	to	—%	9.15%	to	9.15%
2017	16,736	$19.697356	to	$19.697356	$329,650	1.25%	to	1.25%	—%	to	—%	36.88%	to	36.88%
2016	13,104	$14.390065	to	$14.390065	$188,564	1.25%	to	1.25%	—%	to	—%	(9.97)%	to	(9.97)%
Columbia Variable Portfolio - Asset Allocation Fund+
2020	—	$2.110244	to	$21.585154	$—	1.25%	to	2.35%	1.78%	to	2.43%	(7.21)%	to	(6.84)%
2019	776,578	$1.922019	to	$2.265269	$1,708,650	1.25%	to	2.15%	1.99%	to	2.01%	18.56%	to	19.63%
2018	923,994	$1.621140	to	$1.893553	$1,699,285	1.25%	to	2.15%	0.24%	to	1.44%	(6.56)%	to	(5.71)%
2017	984,216	$1.734874	to	$2.008246	$1,925,748	1.25%	to	2.15%	1.59%	to	3.57%	13.16%	to	14.19%
2016	1,242,410	$1.758765	to	$18.667141	$2,135,137	1.25%	to	2.35%	—%	to	2.24%	2.91%	to	4.05%
Columbia Variable Portfolio - Dividend Opportunity Fund
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
2019	332,045	$16.557396	to	$18.451853	$5,949,822	1.25%	to	2.50%	—%	to	—%	21.01%	to	22.53%
2018	382,831	$13.682920	to	$15.059304	$5,599,466	1.25%	to	2.50%	—%	to	—%	(8.06)%	to	(6.90)%
2017	400,884	$14.882354	to	$16.175860	$6,341,274	1.25%	to	2.50%	—%	to	—%	11.55%	to	12.96%
2016	521,624	$13.340948	to	$14.320460	$7,298,653	1.25%	to	2.50%	—%	to	—%	10.86%	to	12.26%
Columbia Variable Portfolio - Income Opportunities Fund
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
2019	274,044	$11.959297	to	$12.929064	$3,459,988	1.25%	to	2.40%	5.03%	to	5.11%	13.71%	to	15.02%
2018	311,799	$10.517652	to	$11.240573	$3,434,857	1.25%	to	2.40%	4.99%	to	5.04%	(6.04)%	to	(4.95)%
2017	355,518	$11.193373	to	$11.825949	$4,134,722	1.25%	to	2.40%	6.18%	to	6.18%	4.03%	to	5.23%
2016	384,474	$10.759574	to	$11.237681	$4,263,388	1.25%	to	2.40%	10.92%	to	10.93%	8.30%	to	9.55%
Columbia Variable Portfolio - Mid Cap Growth Fund
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
2019	281,423	$18.960232	to	$20.637430	$5,620,918	1.25%	to	2.50%	—%	to	—%	31.84%	to	33.50%

2018	296,629	$14.380972	to	$15.458695	$4,480,381	1.25%	to	2.50%	—%	to	—%	(7.12)%	to	(5.95)%
2017	352,255	$15.483776	to	$16.437225	$5,669,034	1.25%	to	2.50%	—%	to	—%	19.95%	to	21.46%
2016	381,134	$12.908423	to	$13.533186	$5,077,505	1.25%	to	2.50%	—%	to	—%	(0.23)%	to	1.02%
Invesco Oppenheimer V.I. Global Fund
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
2019	26,539	$21.632816	to	$21.632816	$574,126	1.25%	to	1.25%	0.63%	to	0.63%	29.82%	to	29.82%
2018	33,823	$16.663543	to	$16.663543	$563,609	1.25%	to	1.25%	0.77%	to	0.77%	(14.48)%	to	(14.48)%
2017	34,543	$19.483909	to	$19.483909	$673,027	1.25%	to	1.25%	0.68%	to	0.68%	34.63%	to	34.63%
2016	38,060	$14.472034	to	$14.472034	$550,805	1.25%	to	1.25%	0.75%	to	0.75%	(1.39)%	to	(1.39)%
Putnam VT Small Cap Value Fund
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
2019	8,175	$16.691256	to	$16.691256	$136,448	1.25%	to	1.25%	0.63%	to	0.63%	22.70%	to	22.70%
2018	11,617	$13.603576	to	$13.603576	$158,029	1.25%	to	1.25%	0.45%	to	0.45%	(20.93)%	to	(20.93)%
2017	16,443	$17.204057	to	$17.204057	$282,889	1.25%	to	1.25%	0.72%	to	0.72%	6.54%	to	6.54%
2016	12,784	$16.148696	to	$16.148696	$206,439	1.25%	to	1.25%	1.40%	to	1.40%	25.91%	to	25.91%
PIMCO VIT Real Return Portfolio
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
2019	29,400	$14.690072	to	$14.690072	$431,867	1.25%	to	1.25%	1.64%	to	1.64%	7.10%	to	7.10%
2018	30,224	$13.716400	to	$13.716400	$414,548	1.25%	to	1.25%	2.50%	to	2.50%	(3.43)%	to	(3.43)%
2017	38,027	$14.202958	to	$14.202958	$540,082	1.25%	to	1.25%	2.37%	to	2.37%	2.37%	to	2.37%
2016	40,526	$13.873671	to	$13.873671	$562,223	1.25%	to	1.25%	2.10%	to	2.10%	3.90%	to	3.90%
Pioneer Fund VCT Portfolio
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
2019	3,412,127	$2.266865	to	$2.651725	$8,580,074	1.15%	to	2.25%	0.70%	to	0.75%	28.12%	to	29.53%
2018	4,000,006	$1.769384	to	$2.047160	$7,804,125	1.15%	to	2.25%	0.79%	to	0.79%	(3.93)%	to	(2.86)%
2017	4,615,552	$1.830428	to	$2.107482	$9,306,504	1.15%	to	2.30%	0.22%	to	0.95%	18.60%	to	19.97%
2016	5,198,298	$1.543383	to	$1.756682	$8,767,790	1.15%	to	2.30%	0.97%	to	1.05%	7.12%	to	8.36%
Pioneer Mid Cap Value VCT Portfolio
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
2019	10,093	$18.863926	to	$18.863926	$190,402	1.25%	to	1.25%	1.05%	to	1.05%	26.49%	to	26.49%
2018	10,282	$14.912987	to	$14.912987	$153,337	1.25%	to	1.25%	0.45%	to	0.45%	(20.50)%	to	(20.50)%
2017	11,160	$18.758748	to	$18.758748	$209,353	1.25%	to	1.25%	0.71%	to	0.71%	11.47%	to	11.47%
2016	9,821	$16.828482	to	$16.828482	$165,275	1.25%	to	1.25%	0.48%	to	0.48%	14.79%	to	14.79%
Prudential Series Jennison 20/20 Focus Portfolio
2020	38,075	$3.950572	to	$4.318004	$153,822	1.25%	to	1.80%	—%	to	—%	28.09%	to	28.79%
2019	37,559	$3.084293	to	$3.352679	$118,301	1.25%	to	1.80%	—%	to	—%	26.11%	to	26.81%
2018	41,347	$2.445694	to	$2.643934	$103,408	1.25%	to	1.80%	—%	to	—%	(7.41)%	to	(6.90)%
2017	44,253	$2.641306	to	$2.839734	$119,003	1.25%	to	1.80%	—%	to	—%	27.43%	to	28.13%
2016	45,377	$2.072717	to	$2.216224	$95,559	1.25%	to	1.80%	—%	to	—%	(0.58)%	to	(0.03)%
Prudential Series Jennison Portfolio
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
2019	402,687	$2.132436	to	$2.742528	$855,562	1.25%	to	1.80%	—%	to	—%	30.46%	to	31.17%
2018	400,661	$1.625650	to	$2.102260	$648,773	1.25%	to	1.80%	—%	to	—%	(2.94)%	to	(2.41)%
2017	438,802	$1.665744	to	$2.166002	$730,606	1.25%	to	1.80%	—%	to	—%	33.70%	to	34.44%
2016	478,893	$1.239017	to	$1.619988	$594,573	1.25%	to	1.80%	—%	to	—%	(3.05)%	to	(2.52)%
Prudential Series Value Portfolio
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%

2019	55,505	$2.363377	to	$26.923665	$246,438	1.25%	to	2.20%	—%	to	—%	22.85%	to	24.02%
2018	58,600	$1.905625	to	$21.915836	$213,074	1.25%	to	2.20%	—%	to	—%	(12.19)%	to	(11.35)%
2017	81,666	$2.149589	to	$24.957674	$299,489	1.25%	to	2.20%	—%	to	—%	13.97%	to	15.06%
2016	154,524	$1.868257	to	$21.898093	$401,746	1.25%	to	2.20%	—%	to	—%	8.54%	to	9.58%
Prudential Series SP International Growth Portfolio
2020	35,360	$1.930563	to	$2.068105	$72,069	1.45%	to	1.80%	—%	to	—%	29.23%	to	29.69%
2019	35,362	$1.458932	to	$1.594698	$55,616	1.45%	to	1.95%	—%	to	—%	29.36%	to	30.01%
2018	40,654	$1.127791	to	$1.226608	$48,870	1.45%	to	1.95%	—%	to	—%	(14.88)%	to	(14.45)%
2017	40,832	$1.324971	to	$1.433874	$57,430	1.45%	to	1.95%	—%	to	—%	32.81%	to	33.47%
2016	41,011	$0.997680	to	$1.074306	$43,257	1.45%	to	1.95%	—%	to	—%	(6.01)%	to	(5.54)%
Royce Capital Fund–Small-Cap Portfolio
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
2019	12,042	$18.910480	to	$18.910480	$227,718	1.25%	to	1.25%	0.66%	to	0.66%	17.19%	to	17.19%
2018	13,632	$16.136275	to	$16.136275	$219,973	1.25%	to	1.25%	0.65%	to	0.65%	(9.49)%	to	(9.49)%
2017	22,341	$17.827451	to	$17.827451	$398,280	1.25%	to	1.25%	0.86%	to	0.86%	4.07%	to	4.07%
2016	27,582	$17.130030	to	$17.130030	$472,481	1.25%	to	1.25%	1.60%	to	1.60%	19.46%	to	19.46%
Victory Variable Insurance Diversified Stock Fund+
2020	—	$23.384444	to	$25.774221	$—	1.25%	to	1.75%	0.82%	to	0.83%	12.26%	to	12.83%
2019	18,331	$20.829725	to	$22.844242	$411,136	1.25%	to	1.75%	0.53%	to	0.55%	26.16%	to	26.79%
2018	18,486	$16.510472	to	$18.017058	$327,046	1.25%	to	1.75%	0.41%	to	0.43%	(14.81)%	to	(14.38)%
2017	18,936	$19.380135	to	$21.043001	$390,759	1.25%	to	1.75%	0.68%	to	0.69%	24.26%	to	24.89%
2016	19,515	$15.596010	to	$16.849822	$321,976	1.25%	to	1.75%	0.99%	to	1.00%	2.09%	to	2.60%
Invesco V.I. Comstock Fund
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
2019	5,366	$21.651881	to	$21.651881	$116,182	1.25%	to	1.25%	1.67%	to	1.67%	23.39%	to	23.39%
2018	7,198	$17.547707	to	$17.547707	$126,310	1.25%	to	1.25%	1.42%	to	1.42%	(13.46)%	to	(13.46)%
2017	8,877	$20.277416	to	$20.277416	$180,002	1.25%	to	1.25%	1.89%	to	1.89%	16.12%	to	16.12%
2016	10,415	$17.462616	to	$17.462616	$181,871	1.25%	to	1.25%	1.39%	to	1.39%	15.54%	to	15.54%
Invesco V.I. American Franchise Fund
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
2019	68,572	$22.740487	to	$24.786764	$1,633,714	1.25%	to	2.35%	—%	to	—%	33.58%	to	35.06%
2018	47,873	$17.023404	to	$18.352525	$869,444	1.25%	to	2.35%	—%	to	—%	(5.86)%	to	(4.82)%
2017	50,640	$18.083761	to	$19.282239	$967,728	1.25%	to	2.35%	0.08%	to	0.08%	24.39%	to	25.76%
2016	57,622	$14.538366	to	$15.332492	$877,298	1.25%	to	2.35%	—%	to	—%	(0.11)%	to	1.00%
Wells Fargo VT Index Asset Allocation Fund
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
2019	7,616	$2.433765	to	$2.433765	$18,536	1.90%	to	1.90%	1.10%	to	1.10%	17.90%	to	17.90%
2018	7,616	$2.064334	to	$2.064334	$15,722	1.90%	to	1.90%	0.98%	to	0.98%	(4.73)%	to	(4.73)%
2017	7,616	$2.166862	to	$2.166862	$16,502	1.90%	to	1.90%	0.75%	to	0.75%	10.14%	to	10.14%
2016	7,616	$1.967436	to	$1.967436	$14,984	1.90%	to	1.90%	0.89%	to	0.89%	5.64%	to	5.64%
Wells Fargo VT International Equity Fund
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
2019	1,817,353	$2.255411	to	$15.906813	$3,237,847	1.15%	to	2.45%	4.08%	to	4.08%	12.71%	to	14.18%
2018	2,111,436	$1.975277	to	$14.113165	$3,221,446	1.15%	to	2.45%	12.17%	to	12.39%	(18.87)%	to	(17.81)%
2017	2,419,576	$2.403293	to	$17.396198	$4,495,564	1.15%	to	2.45%	3.00%	to	3.55%	21.84%	to	23.43%
2016	2,859,520	$1.947089	to	$14.278233	$4,274,082	1.15%	to	2.45%	3.26%	to	3.48%	0.75%	to	2.07%
Wells Fargo VT Small Cap Growth Fund

2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
2019	57,590	$26.256695	to	$29.829102	$1,645,621	1.15%	to	2.50%	—%	to	—%	22.22%	to	23.88%
2018	86,255	$21.482856	to	$24.078926	$2,001,772	1.15%	to	2.50%	—%	to	—%	(1.03)%	to	0.31%
2017	87,713	$21.706710	to	$24.003438	$2,040,029	1.15%	to	2.50%	—%	to	—%	23.03%	to	24.70%
2016	117,041	$17.643851	to	$19.249420	$2,200,084	1.15%	to	2.50%	—%	to	—%	5.43%	to	6.87%
Wells Fargo VT Opportunity Fund
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
2019	91,552	$23.245449	to	$26.015277	$2,326,266	1.15%	to	2.50%	0.49%	to	0.55%	28.56%	to	30.30%
2018	111,798	$18.081357	to	$19.964925	$2,188,782	1.15%	to	2.50%	0.44%	to	0.44%	(9.23)%	to	(7.99)%
2017	123,070	$19.919349	to	$21.699269	$2,625,386	1.15%	to	2.50%	0.92%	to	1.01%	17.75%	to	19.34%
2016	162,640	$16.917220	to	$18.181991	$2,920,438	1.15%	to	2.50%	2.22%	to	2.32%	9.74%	to	11.23%
Columbia Variable Portfolio - Large Cap Growth Fund
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
2019	1,304,464	$16.304011	to	$17.092841	$22,195,667	1.25%	to	2.50%	—%	to	—%	32.55%	to	34.21%
2018	1,479,888	$12.300289	to	$12.735436	$18,772,642	1.25%	to	2.50%	—%	to	—%	(6.31)%	to	(5.13)%
2017	1,651,942	$13.128873	to	$13.424362	$22,120,050	1.25%	to	2.50%	—%	to	—%	24.97%	to	26.54%
2016♦	1,819,402	$10.505251	to	$10.608394	$19,281,130	1.25%	to	2.50%	—%	to	—%	5.05%	to	6.08%
Columbia Variable Portfolio - Overseas Core Fund
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
2019	388,193	$11.999023	to	$12.579731	$4,833,871	1.25%	to	2.50%	1.73%	to	1.81%	22.06%	to	23.60%
2018	418,809	$9.830300	to	$10.178184	$4,230,427	1.25%	to	2.50%	2.54%	to	2.55%	(18.87)%	to	(17.85)%
2017	484,718	$12.116359	to	$12.389197	$5,972,311	1.25%	to	2.50%	1.86%	to	1.87%	24.04%	to	25.60%
2016♦	526,103	$9.767869	to	$9.863879	$5,178,019	1.25%	to	2.50%	1.09%	to	1.10%	(2.32)%	to	(1.36)%
CTIVP® - Loomis Sayles Growth Fund
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
2019	586,438	$16.780315	to	$17.592062	$10,253,805	1.25%	to	2.50%	—%	to	—%	28.51%	to	30.12%
2018	731,541	$13.058037	to	$13.519881	$9,837,516	1.25%	to	2.50%	—%	to	—%	(4.81)%	to	(3.61)%
2017	862,628	$13.717542	to	$14.026232	$12,060,121	1.25%	to	2.50%	—%	to	—%	29.75%	to	31.38%
2016♦	984,696	$10.572329	to	$10.676129	$10,499,958	1.25%	to	2.50%	—%	to	—%	5.72%	to	6.76%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly  to  contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The  total return is calculated for the period indicated or from the effective date through the end of the reporting period.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related  to  this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

++ See Note 8 for additional information related  to  this Sub-Account.

7. Subsequent Events:

On January 18, 2021 the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent  to December 31, 2020 and through April 21, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

8. Restatement of Fidelity® VIP FundsManager 70% Portfolio and Fidelity® VIP FundsManager 60% Portfolio for the period ended December 31, 2019:

Based on accounting review and validation procedures in connection with the financial reporting process and subsequent to reporting the December 31, 2019 financial statements, the Sponsor Company identified that the results of the Fidelity® VIP FundsManager 70% Portfolio and Fidelity® VIP FundsManager 60% Portfolio were inadvertently mislabeled. The 2019 results of the Fidelity® VIP FundsManager 70% Portfolio and Fidelity® VIP FundsManager 60% Portfolio have been updated to reflect the activity in this Account.

Talcott Resolution Life Insurance Company and Subsidiaries

Audited Financial Statements

As of December 31, 2020 and December 31, 2019 (Successor Company)

For the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3

Consolidated Statements of Operations — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)

F-6

Consolidated Statements of Comprehensive Income (Loss) — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)

F-7
Consolidated Balance Sheets — As of December 31, 2020 and 2019 (Successor Company)	F-8

Consolidated Statements of Changes in Stockholder’s Equity — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)

F-9

Consolidated Statements of Cash Flows — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)

F-10
Notes to Consolidated Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Talcott Resolution Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the Company’s direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805, Business Combinations.

As discussed in Note 15 to the financial statements, on January 18, 2021, the Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 7 to the Consolidated Financial Statements

Critical Audit Matter Description

The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.

Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.

Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.

The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and interest rates.

Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives and amortization of VOBA included the following, among others:

•                  We tested the effectiveness of management’s controls over the assumption setting process.

•                  We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.

•                  With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.

•                  With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.

Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the consolidated financial statements

Critical Audit Matter Description

Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.

We identified investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:

•                  We tested the effectiveness of management’s controls over the determination of fair value.

•                  We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.

•                  With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT

February 25, 2021

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018	January 1,
(In millions)	2020	2019	to December 31, 2018	2018 to May 31, 2018
Revenues
Fee income and other	$741	$821	$502	$381
Earned premiums	35	42	31	42
Net investment income	816	924	509	520
Net realized capital gains (losses)	(74)	(275)	142	(107)
Amortization of deferred reinsurance gain	53	59	38	—
Total revenues	1,571	1,571	1,222	836
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	626	760	415	534
Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”)	50	(25)	98	16
Insurance operating costs and other expenses	364	423	235	183
Other intangible asset amortization	6	5	4	—
Dividends to policyholders	60	5	2	2
Total benefits, losses and expenses	1,106	1,168	754	735
Income before income taxes	465	403	468	101
Income tax expense	66	44	59	7
Net income	$399	$359	$409	$94

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018	January 1,
(In millions)	2020	2019	to December 31, 2018	2018 to May 31, 2018
Net income	$399	$359	$409	$94
Other comprehensive income (loss):
Change in net unrealized gain on fixed maturities	565	890	(173)	(430)
Change in unrealized losses on fixed maturities, AFS for which an allowance for credit losses (“ACL”) has been recorded	—
Change in net gain on cash-flow hedging instruments	(1)	—	—	(18)
Change in foreign currency translation adjustments	—	(2)	2	1
OCI, net of tax	564	888	(171)	(447)
Comprehensive income (loss)	$963	$1,247	$238	$(353)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $1 and $0, respectively) (amortized cost of $13,137 and $13,020, respectively)	$14,875	$13,988
Equity securities, at fair value	65	45
Mortgage loans (net of ACL of $17 and $0, respectively)	2,092	2,241
Policy loans, at outstanding balance	1,452	1,467
Limited partnerships and other alternative investments	999	939
Other investments	24	40
Short-term investments	802	550
Total investments	20,309	19,270
Cash	40	128
Premiums receivable and agents’ balances, net	10	12
Reinsurance recoverables (net of ACL of $7 and $0, respectively)	27,455	28,824
VOBA	586	696
Deferred income taxes, net	478	681
Other intangible assets	40	46
Other assets	345	481
Separate account assets	109,625	104,575
Total assets	$158,888	$154,713
Liabilities
Reserve for future policy benefits	$18,625	$18,465
Other policyholder funds and benefits payable	25,307	27,161
Other liabilities	2,146	1,960
Separate account liabilities	109,625	104,575
Total liabilities	155,703	152,161
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income (“AOCI”), net of tax	1,281	717
Retained earnings	137	68
Total stockholder’s equity	3,185	2,552
Total liabilities and stockholder’s equity	$158,888	$154,713

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholder’s Equity

For the Year Ended December 31, 2020 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)

Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)

Balance, end of period	$6	$1,761	$717	$68	$2,552

For the Period of June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)

Balance, end of period	$6	$1,761	$(171)	$409	$2,005

For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Operating Activities
Net income	$399	$359	$409	$94
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses	74	275	(142)	107
Amortization of deferred reinsurance gain	(53)	(59)	(38)	—
Amortization of DAC and VOBA	50	(25)	98	16
Additions to DAC and VOBA	—	—	—	(1)
Depreciation and (accretion) amortization	69	51	31	(1)
Other operating activities, net	259	205	63	131
Change in assets and liabilities:
Increase in reinsurance recoverables	(331)	(272)	(990)	(2)
Decrease in accrued and deferred income taxes	54	51	29	274
Increase (decrease) in reserve for future policy benefits and unearned premiums	160	141	(503)	45

Net changes in other assets and other liabilities	185	(169)	302	(60)
Net cash provided by (used for) operating activities	866	557	(741)	603
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,824	3,498	3,303	4,397

Equity securities, at fair value	7	213	68	49
Mortgage loans	373	257	101	116
Partnerships	77	134	83	188
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,866)	(2,589)	(3,024)	(2,447)

Equity securities, at fair value	(26)	(5)	(10)	(25)
Mortgage loans	(242)	(413)	(323)	(86)
Partnerships	(134)	(156)	(97)	(80)
Net proceeds from (payments for) repurchase agreements program	(16)	19	(22)	—
Net proceeds from (payments for) derivatives	143	(272)	(303)	(200)
Net increase (decrease) in policy loans	15	(26)	18	(26)
Net sales of property and equipment	—	—	—	44
Net proceeds from (payments for) short-term investments	(234)	288	1,770	(1,494)
Other investing activities, net	(10)	8	16	27
Net cash provided by (used for) investing activities	(89)	956	1,580	463
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,971	2,168	1,959	1,782
Withdrawals and other deductions from investment and universal life-type contracts	(9,627)	(11,074)	(10,173)	(9,206)
Net transfers from separate accounts related to investment and universal life-type contracts	7,117	8,202	7,360	6,999
Decrease in securities loaned or sold under agreements to repurchase	(7)	(204)	(11)	(406)
Dividends paid	(319)	(700)	—	—
Return of capital to parent	—	—	—	(517)
Net repayments at maturity or settlement of consumer notes	—	—	—	(8)
Net cash used for financing activities	(865)	(1,608)	(865)	(1,356)
Foreign exchange rate effect on cash	—	2	—	—
Net decrease in cash	(88)	(93)	(26)	(290)
Cash — beginning of year	128	221	247	537
Cash — end of year	$40	$128	$221	$247
Supplemental Disclosure of Cash Flow Information
Income taxes received	$—	$25	$17	$271

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation (“TLI”). Hopmeadow Holdings LP (“Hopmeadow Holdings”, or “HHLP “) is the ultimate parent of the Company.

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

On May 31, 2018 the Company’s indirect parent, Hartford Holding, Inc. (“HHI”) completed the sale of the Company’s parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group (“Global Atlantic”), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. (“The Hartford”) or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP (“Talcott Resolution Sale Transaction”).

In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. In 2020, the transition services agreement was completed as all supported services have fully transitioned to the Company. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.

HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply “pushdown” accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.

On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts (“Commonwealth Annuity Reinsurance Agreement”) to Commonwealth Annuity and Life Insurance Company (“Commonwealth”), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain, net of amortization, of $878 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

COVID 19 Update

The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy continues to affect companies across all industries. For the year ended December 31, 2020 (Successor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no overall impact as revenues were flat year over year. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company successfully transitioned to a fully remote work environment in March of 2020 and remains fully remote with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.

Consolidation

The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of credit losses on fixed maturities, AFS and ACL on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company’s business, results of operations and financial condition will depend on future developments that are highly uncertain. Actual results may differ from these estimates.

Reclassifications

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Adoption of New Accounting Standards

Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings

In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in AOCI resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Financial Instruments - Recognition and Measurement

On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale (“AFS”), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.

Revenue Recognition

On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.

Revenue from customers for other than insurance and investment contracts was $80 and $84 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

Hedging Activities

The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under previous accounting, total hedge ineffectiveness was reported separately in realized gains and losses apart from the hedged transaction. The updated guidance was effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company’s financial statements upon adoption.

Changes to the Disclosure Requirements for Fair Value Measurement

On August 28, 2018 the FASB issued Accounting Standards Update (“ASU”) 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company’s consolidated financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Financial Instruments - Credit Losses

On January 1, 2020 the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,(“ASU 2016-13”, or “CECL”) together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an allowance for credit losses (“ACL”) is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.

Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments (“OTTI”); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11, after tax, primarily related to the Company’s mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax asset	3
Net decrease to retained earnings	$(11)

Future Adoption of New Accounting Standards

Targeted Improvements to the Accounting for Long Duration Contracts

The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, “locked in” at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.

Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument’s credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.

This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics of the business or its related cash flows.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

The Company’s significant accounting policies are as follows:

Segment Information

The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, and private-placement life insurance. The Company’s determination that it has no reportable segments is based on the fact that the Company’s chief operating decision maker reviews the Company’s financial performance at a consolidated level.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company’s current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.

Investments

Overview

The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder’s equity as a component of AOCI, after adjustments for the effect of VOBA (Successor Company) and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds on a one-month lag. Accordingly, income for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020 the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the years ended December 31, 2020 and 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Derivative Instruments

Overview

The Company utilizes a variety of over-the-counter (“OTC”) transactions cleared through central clearing houses (“OTC-cleared”) and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•                   to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•                   to manage liquidity;

•                   to control transaction costs;

•                   to enter into synthetic replication transactions.

Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.

The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.

Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

Embedded Derivatives

The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association (“ISDA”) agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.

Cash

Cash represents cash on hand and demand deposits with banks or other financial institutions.

Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.

Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.

Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)

Deferred policy acquisition costs (“DAC”) represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.

VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating the fair value calculation of VOBA include mortality, persistency, expenses, and interest rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits (“EGPs”) and it is reviewed for recoverability quarterly.

Prior to June 2018, for universal life-type contracts (including variable annuities), the DAC asset was amortized over the estimated life of the contracts acquired in proportion to the present value of EGPs. The Company also uses the present value EGPs to determine reserves for universal life type contracts(including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.

The Company determines EGPs using a set of stochastic reversion to mean (“RTM”) separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock (“Unlock”), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

In the fourth quarter of 2020, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (Successor Company), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company’s current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (Successor Company) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.

Reserve for Future Policy Benefits

Reserve for Future Policy Benefits on Universal Life-type Contracts

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit (“GMDB”) and the life-contingent portion of guaranteed minimum withdrawal benefit (“GMWB”) riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (“MAV”). For the Company’s products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance (“GRB”), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.

The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.

The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts

Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Other Policyholder Funds and Benefits Payable

Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

Separate Account Liabilities

The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1                              Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2                              Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3                              Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities (“ABS”)	$444	$—	$444	$—
Collateralized loan obligations (“CLOs”)	1,428	—	1,169	259
Commercial mortgage-backed securities (“CMBS”)	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
Residential mortgage-backed securities (“RMBS”)	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$295	$—	$282	$13
CLOs	1,150	—	1,092	58
CMBS	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
RMBS	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Other investments	6	—	6	—
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893
Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)

[1]           Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.

[2]           Approximately $877 and $2.4 billion of investment sales receivables, as of December 31, 2020 and 2019 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $441 and $461 of investments, as of December 31, 2020 and 2019 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[3]           Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives

Valuation Techniques

The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a “waterfall” approach comprised of the following pricing sources and techniques, which are listed in priority order:

•                  Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•                  Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•                  Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•                  Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.

Valuation Inputs

Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)

• Benchmark yields and spreads

• Monthly payment information

• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions

• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:

• Estimate of future principal prepayments, derived from the characteristics of the underlying structure

• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes

• Credit spreads beyond observable curve

• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:

• Estimated cash flows

• Credit spreads, which include illiquidity premium

• Constant prepayment rates

• Constant default rates

• Loss severity

Corporates

• Benchmark yields and spreads

• Reported trades, bids, offers of the same or similar securities

• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:

• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes

• Credit spreads beyond observable curve

• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:

• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads

• Issuer credit default swap curves

• Political events in emerging market economies

• Municipal Securities Rulemaking Board reported trades and material event notices

• Issuer financial statements

• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2020 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
As of December 31, 2019 (Successor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease

[1]           The weighted average is determined based on the fair value of the securities.

[2]           Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]           Excludes securities for which the Company bases fair value on broker quotations.

[4]           Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]           Decrease for above market rate coupons and increase for below market rate coupons.

[6]           Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2020 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3], [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2019 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase

[1]           The weighted average is determined based on the fair value of the securities.

[2]           Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[3]           Excludes derivatives for which the Company bases fair value on broker quotations.

[4]           Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to GMWB Derivatives, net in Footnote 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives

The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance (“GRB”) which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives

The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques

Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.

Valuation Inputs

The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

Best Estimate Claim Payments

The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.

Credit Standing Adjustment

The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.

Margins

The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels

• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2020 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	—%	100%	62%	Increase
Withdrawal Rates [3]	4%	8%	6%	Increase
Lapse Rates [4]	—%	55%	5%	Decrease [8]
Reset Elections [5]	—%	99%	8%	Decrease [8]
Equity Volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease

[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]    Range represents assumed percentages of policyholders taking withdrawals.

[3]    Range represents assumed annual percentage of allowable amount withdrawn.

[4]    Range represents assumed annual percentages of policyholders electing a full surrender.

[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.

[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.

[7]    Range represents Company credit spreads, adjusted for market recoverability.

[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.

Separate Account Assets

Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 43% and 49% were subject to significant liquidation restrictions as of December 31, 2020 and 2019 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2020 and 2019 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs

The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GMWB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
(Liabilities)
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(105)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	$(27)	$(6)	$—	$—	$31	$—	$—	$—	$(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds and benefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)

[1]           The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]           Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[3]           All amounts are before income taxes and amortization.

[4]           Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. Transfers into and out of Level 3 for the year ended December 31, 2020, were primarily related to private securities that were priced using internal matrix pricing in the prior period, but changed to broker pricing in the current period and inversely, private securities that were priced using broker pricing in the prior period, but changed to internal matrix pricing in the current period.

[5]           Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.

[6]           Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Changes          ncial Instruments Classified as Level 3 Still Held at End of Period [1] [2]

	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
Corporate	$—	$(4)
Total fixed maturities, AFS	—	(4)
Equity securities, at fair value	—	(2)
Freestanding derivatives
Equity	—	(1)
Interest rate	6	(6)
GMWB hedging instruments [3]	(16)	(35)
Total freestanding derivatives	(10)	(42)
Reinsurance recoverable for GMWB	(21)	(34)
Total assets	$(31)	$(82)
(Liabilities)
Freestanding derivatives
Macro hedge program [3]	$(212)	$(359)
Total freestanding derivatives	(212)	(359)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	67	134
Total other policyholder funds and benefits payable	67	134
Total liabilities	$(145)	$(225)

[1]           All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[2]           Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

[3]           The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging program are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]

	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
CLOs	$1	$—
CMBS	(3)	1
Corporate	7	17
RMBS	(1)	1
Total fixed maturities, AFS	4	19
Total assets	$4	$19

[1]           Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)

	Fair Value Hierarchy Level	Carrying Amount [1]	Fair Value	Carrying Amount	Fair Value
		December 31, 2020		December 31, 2019
Assets
Policy loans	Level 3	$1,452	$1,452	$1,467	$1,467
Mortgage loans	Level 3	$2,092	$2,248	$2,241	$2,331
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,282	$5,261	$6,049	$5,912
Assumed investment contracts [3]	Level 3	$—	$—	$1	$1

[1]    As of December 31, 2020, carrying amount of mortgage loans is net of ACL of $17.

[2]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[3]    Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments

Net Investment Income

	Successor Company			Predecessor Company
	For the Years Ended		June 1, 2018	January 1,
	December 31,		to December	2018 to May
(Before tax)	2020	2019	31, 2018	31, 2018
Fixed maturities [1]	$518	$586	$343	$395
Equity securities	7	6	9	4
Mortgage loans	92	92	49	54
Policy loans	82	84	48	32
Limited partnerships and other alternative investments	130	161	67	41
Other investments [2]	13	19	11	13
Investment expenses	(26)	(24)	(18)	(19)
Total net investment income	$816	$924	$509	$520

[1]           Includes net investment income on short-term investments.

[2]           Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the Corporate Owned Life Insurance (“COLI”) block of business.

Net Realized Capital Gains (Losses)

	Successor Company			Predecessor Company
	For the Years Ended		June 1, 2018	January 1,
	December 31,		to December	2018 to May
(Before tax)	2020	2019	31, 2018	31, 2018
Gross gains on sales	$166	$67	$12	$49
Gross losses on sales	(32)	(18)	(38)	(112)
Equity securities [1]	1	2	(21)	2
Net credit losses on fixed maturities, AFS [2]	(1)
Change in ACL on mortgage loans [3]	(8)
Intent-to-sell impairments	(6)	—	(1)	—
Net OTTI losses recognized in earnings		(4)	(6)	—
Valuation allowances on mortgage loans		—	(5)	—
Results of variable annuity hedge program:
GMWB derivatives, net	82	53	12	12
Macro hedge program	(414)	(418)	153	(36)
Total results of variable annuity hedge program	(332)	(365)	165	(24)
Transactional foreign currency revaluation	3	(4)	9	(6)
Non-qualifying foreign currency derivatives	(7)	(4)	(10)	7
Other, net [4]	142	51	37	(23)
Net realized capital gains (losses)	$(74)	$(275)	$142	$(107)

[1]           The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 (Successor Company), were $4 for the year ended December 31, 2020 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), were $(2) for the year ended December 31, 2019 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities were $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

[2]           Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

[3]           Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

[4]           Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $149 for the year ended December 31, 2020 (Successor Company), $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Sales of AFS Securities

	Successor Company			Predecessor Company
	For the Years Ended		June 1, 2018	January 1,
	December 31,		to December	2018 to May
	2020	2019	31, 2018	31, 2018
Fixed maturities, AFS
Sale proceeds	$1,789	$2,541	$2,523	$3,523
Gross gains	165	67	12	45
Gross losses	(31)	(16)	(37)	(47)

Sales of AFS securities in 2020 were primarily a result of tactical changes to the portfolio as a result of changing market conditions and to a lesser extent duration and liquidity management.

Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans

As of December 31, 2020 and 2019 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $114 and $122, respectively, and accrued interest receivable related to mortgage loans of $7 and $8, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the amortized cost or fair value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.

Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.

Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS

The Company will record an “intent-to-sell impairment” as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.

When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company’s best estimate of the present value of expected future cash flows or the security’s fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company’s best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity investment is determined to be uncollectible.

Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value.The Company’s best estimate of discounted

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset’s remaining life.

Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company’s considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.

For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.

For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios (“LTVs”), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Successor Company)

(Before tax)	Corporate	Total
Balance, beginning of year	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance as of end of period	$1	$1

Cumulative Credit Impairments on Fixed Maturities, AFS

	Successor Company		Predecessor Company
(Before tax)	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Balance as of beginning of period	$(6)	$—	$(88)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)	(6)	—
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6	—	17
Fixed maturities due to an increase in expected cash flows	—	—	1
Balance as of end of period	$(4)	$(6)	$(70)

[1]           These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2020					December 31, 2019
	Amortized Cost [1]	ACL [2]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non- Credit OTTI [3]
ABS	$436	$—	$8	$—	$444	$291	$4	$—	$295	$—
CLOs	1,425	—	7	(4)	1,428	1,150	6	(6)	1,150	—
CMBS	1,152	—	77	(11)	1,215	1,331	65	(3)	1,391	—
Corporate	7,240	(1)	1,296	(12)	8,552	7,403	696	(7)	8,121	—
Foreign govt./govt. agencies	236	—	32	—	266	382	30	(1)	409	—
Municipal	761	—	115	(1)	875	705	56	—	761	—
RMBS	745	—	26	(2)	769	853	16	(1)	868	—
U.S. Treasuries	1,142	—	192	(8)	1,326	905	88	—	993	—
Total fixed maturities, AFS	$13,137	$(1)	$1,753	$(38)	$14,875	$13,020	$961	$(18)	$13,988	$—

[1]           The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

[2]           Represents the ACL recorded following the adoption of accounting guidance for credit losses on January 1, 2020. For further information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

[3]           Represents the amount of cumulative non-credit impairment losses recognized in OCI on fixed maturities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 (Successor Company).

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2020		December 31, 2019
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$238	$241	$295	$300
Over one year through five years	1,376	1,462	1,260	1,297
Over five years through ten years	1,808	2,052	1,824	1,951
Over ten years	5,957	7,264	6,016	6,736
Subtotal	9,379	11,019	9,395	10,284
Mortgage-backed and asset-backed securities	3,758	3,856	3,625	3,704
Total fixed maturities, AFS	$13,137	$14,875	$13,020	$13,988

Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets.

The Company’s three largest exposures by sector as of December 31, 2020 (Successor Company), were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company) were utilities, CMBS, and financial services which comprised approximately 7%, 7%, and 7%, respectively, of total invested assets.

Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign govt./govt. agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2019

	Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$51	$—	$14	$—	$65	$—
CLOs	188	(1)	642	(5)	830	(6)
CMBS	93	(2)	9	(1)	102	(3)
Corporate	144	(3)	176	(4)	320	(7)
Foreign govt./govt. agencies	5	—	30	(1)	35	(1)
Municipal	51	—	—	—	51	—
RMBS	80	—	87	(1)	167	(1)
U.S. Treasuries	13	—	—	—	13	—
Total fixed maturities, AFS in an unrealized loss position	$625	$(6)	$958	$(12)	$1,583	$(18)

As of December 31, 2020 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 377 instruments, primarily in the corporate sectors, most notably energy issuers and issuers in the transportation services sector, and CMBS which were depressed largely due to widening of credit spreads since the purchase date. As of December 31, 2020 (Successor Company), 99% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2020 was primarily attributable to wider credit spreads within higher yielding corporates and CMBS and higher interest rates on U.S. Treasuries purchased earlier in the year.

Most of the fixed maturities depressed for twelve months or more relate to CLOs and corporates. CLO securities and corporate fixed maturities were primarily depressed because current market spreads are wider than at the respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.

Mortgage Loans

ACL on Mortgage Loans

The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains and losses. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios (“DSCRs”) and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.

In response to significant economic stress experienced as a result of the COVID-19 pandemic during 2020 the Company increased the weight of both a moderate and severe recession in our estimate of the ACL. The Company continues to monitor economic uncertainty including rising COVID-19 infections leading to short-term lockdowns and the corresponding impact that this might have on the mortgage loan portfolio.

The ultimate impact to the Company’s financial statements could vary significantly from our estimates depending on, among other things, the duration and severity of the pandemic, the duration and severity of the economic downturn and the degree to which federal, state and local government actions to mitigate the economic impact of COVID-19 are effective. The impact on our commercial mortgage loan portfolio will also be impacted by borrower behavior in response to the economic stress. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. As property values decline, borrowers have less incentive to continue to make payments.

When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans.The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower’s ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2020 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.

There were no mortgage loans held-for-sale as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

ACL on Mortgage Loans
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance as of January 1,	$—	$5	$—	$—
Cumulative effect of accounting changes [1]	9
Adjusted beginning ACL [2]	9	5	—	—
Current period provision (release)	8	(5)	5	—
Balance as of December 31,	$17	$—	$5	$—

[1]           Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.

[2]           Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.

The increase in the allowance for the year-ended December 31, 2020 (Successor Company) is the result of the COVID-19 pandemic and its impacts on the economic forecasts, as discussed above, as well as lower estimated property values and operating income as compared to the prior year.

The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 54% as of December 31, 2020 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property’s net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Successor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR

65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x

[1] Amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans LTV & DSCR as of December 31, 2019 (Successor Company)
Loan-to-Value	Amortized Cost	Avg. DSCR

65% - 80%	$269	1.74x
Less than 65%	1,972	2.44x
Total mortgage loans	$2,241	2.36x

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Mortgage Loans by Region
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
East North Central	$80	3.8%	$67	3.0%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	154	7.3%	204	9.1%
Mountain	78	3.7%	75	3.3%
New England	83	3.9%	85	3.8%
Pacific	562	26.7%	646	28.8%
South Atlantic	569	27.0%	510	22.8%

West South Central	213	10.1%	209	9.3%
Other [2]	351	16.6%	426	19.0%
Total mortgage loans	$2,109	100%	$2,241	100%

[1]           Amortized cost of mortgage loans excludes ACL of $17.

[2]           Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
Commercial

Industrial	$602	28.6%	$603	26.9%
Lodging	22	1.0%	24	1.1%
Multifamily	536	25.4%	576	25.7%
Office	481	22.8%	471	21.0%
Retail	418	19.8%	398	17.8%
Single Family	50	2.4%	120	5.3%
Other	—	—%	49	2.2%
Total mortgage loans	$2,109	100%	$2,241	100%

[1]           Amortized cost of mortgage loans excludes ACL of $17.

Past-Due Mortgage Loans

Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2020 and 2019 (Successor Company), the Company held no mortgage loans considered past due.

Purchased Financial Assets with Credit Deterioration

Purchased financial assets with credit deterioration (“PCD”) are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2020 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.

Variable Interest Entities

The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”) primarily as an investor through normal investment activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.

Non-Consolidated VIEs

The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2020 and 2019 (Successor Company) is limited to the total carrying value of $975 and $914, respectively, which are included in limited partnerships and other alternative investments on the Company’s Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company), the Company had outstanding commitments totaling $461 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.

Repurchase Agreements

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company’s current positions do not meet the specific conditions for net presentation.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company’s Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company’s Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$262	$269
Gross amount of collateral pledged related to repurchase agreements [1]	$267	$273
Gross amount of recognized receivables for reverse repurchase agreements [2]	$28	$10

[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company’s Consolidated Balance Sheets.

[2]    Collateral received is included within short-term investments on the Company’s Consolidated Balance Sheets.

Other Collateral Transactions

The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2020 and 2019 (Successor Company), the fair value of securities on deposit was $28 and $24, respectively.

For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

Equity Method Investments

The majority of the Company’s investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $130 and $161 for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $67 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $41 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2020 (Successor Company) is limited to the total carrying value of $999. In addition, the Company has outstanding commitments totaling approximately $463, to fund limited partnership and other alternative investments as of December 31, 2020 (Successor Company).

The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2020, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $130.7 billion and $140.4 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $24.3 billion and $25.5 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.0 billion, $405 and $653 for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $5.9 billion, $10.2 billion, and $8.9 billion for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. As of, and for the year ended, December 31, 2020 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives

Derivative Instruments

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.

Strategies that Qualify for Hedge Accounting

Some of the Company’s derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:

Cash Flow Hedges

Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.

Non-qualifying Strategies

Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company’s variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

The non-qualifying strategies include:

Interest Rate Swaps, Swaptions and Futures

The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2020 and 2019 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion for both years.

Foreign Currency Swaps and Forwards

The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.

Fixed Payout Annuity Hedge

The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.

Credit Contracts

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

Equity Index Swaps and Options

The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

Macro Hedge Program

The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company’s statutory surplus arising from higher GMWB and guaranteed minimum death benefits (“GMDB”) claims as well as lower variable annuity fee revenue.

GMWB Derivatives, net

The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.

During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Customized swaps		$3,938		$34
Equity swaps, options, and futures		855		(2)
Interest rate swaps and futures		2,189		41
Total		$6,982		$73

Modified Coinsurance Reinsurance Contracts

As of December 31, 2020 and 2019 (Successor Company), the Company had approximately $843 and $819, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

Derivative Balance Sheet Classification

For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flow hedges
Foreign currency swaps	$25	$10	$(2)	$—	$—	$—	$(2)	$—
Total cash flow hedges	25	10	(2)	—	—	—	(2)	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,419	3,082	(13)	(39)	28	11	(41)	(50)
Foreign exchange contracts
Foreign currency swaps and forwards	222	225	—	(7)	8	9	(8)	(16)
Credit contracts
Credit derivatives that purchase credit protection	40	40	—	(1)	—	—	—	(1)
Equity contracts
Equity index swaps and options	2,000	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,803	8,717	21	5	33	23	(12)	(18)
GMWB reinsurance contracts	1,688	1,869	7	17	7	17	—	—
GMWB hedging instruments	—	6,982	—	73	—	89	—	(16)
Macro hedge program	24,188	19,879	(453)	(114)	268	98	(721)	(212)
Other
Modified coinsurance reinsurance contracts	843	819	(93)	(43)	—	—	(93)	(43)
Total non-qualifying strategies	40,203	43,613	(531)	(109)	344	247	(875)	(356)
Total cash flow hedges and non-qualifying strategies	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
Balance Sheet Location
Fixed maturities, available-for-sale	$49	$43	$—	$—	$—	$—	$—	$—
Other investments	5,791	5,779	12	72	13	83	(1)	(11)
Other liabilities	24,054	26,396	(480)	(160)	291	124	(771)	(284)
Reinsurance recoverables	2,531	2,688	(86)	(26)	7	17	(93)	(43)
Other policyholder funds and benefits payable	7,803	8,717	21	5	33	23	(12)	(18)
Total derivatives	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)

[1] These derivatives are embedded within liabilities and are not held for risk management purposes.

Offsetting of Derivative Assets/Liabilities

The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company’s Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2020
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—

[1]    Included in other invested assets on the Company’s Consolidated Balance Sheets.

[2]    Included in other liabilities on the Company’s Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[3]    Included in other investments on the Company’s Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[4]    Excludes collateral associated with exchange-traded derivative instruments.

Cash Flow Hedges

For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Interest rate swaps	$—	$—	$—	$(17)
Foreign currency swaps	(2)	—	—	—
Total	$(2)	$—	$—	$(17)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Years Ended December 31,				June 1, 2018 to December 31, 2018
	2020		2019
	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—
Total Amounts Presented on the Consolidated Statements of Operations	$(74)	$816	$(275)	$924	$142	$509

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	$—	$8
Foreign currency swaps	(2)	—
Total	(2)	8
Total Amounts Presented on the Consolidated Statements of Operations	$(107)	$520

As of December 31, 2020, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months is less than $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

Non-qualifying Strategies

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Variable annuity hedge program
GMWB product derivatives	$67	$134	$(25)	$82
GMWB reinsurance contracts	(27)	(13)	1	(25)
GMWB hedging instruments	42	(68)	36	(45)
Macro hedge program	(414)	(418)	153	(36)
Total variable annuity hedge program	(332)	(365)	165	(24)
Foreign exchange contracts
Foreign currency swaps and forwards	(4)	—	2	(3)
Fixed payout annuity hedge	—	(4)	(15)	10
Total foreign exchange contracts	(4)	(4)	(13)	7
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	180	103	23	(40)
Credit contracts
Credit derivatives that purchase credit protection	19	—	—	1
Credit derivatives that assume credit risk	—	7	(1)	(3)
Equity contracts
Equity index swaps and options	—	(1)	—	—

Other

Modified coinsurance reinsurance contracts	(50)	(55)	13	32
Total other non-qualifying derivatives	149	54	35	(10)
Total [1]	$(187)	$(315)	$187	$(27)

[1] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company’s investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivative Collateral Arrangements

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019 (Successor Company), the Company pledged cash collateral with a fair value of $48 and $10, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company’s Consolidated Balance Sheets, as determined by the Company’s election to offset on the balance sheet. As of December 31, 2020 and 2019 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $526 and $214, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2020 and 2019 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $215 and $165, respectively.

As of December 31, 2020 and 2019 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $65 and $188, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company’s election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2020 and 2019 (Successor Company) with a fair value of $0 and $9, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2020 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company’s Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.

Reinsurance Recoverables

Reinsurance recoverables include balances due from reinsurance companies and are presented net of allowances for uncollectible reinsurance in 2019 and net of ACL in 2020, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net (Successor Company)
	As of December 31,
	2020	2019
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,807	$19,534
Commonwealth	7,579	8,147
Other reinsurers	1,076	1,143
Gross reinsurance recoverables	27,462	28,824
Less: ACL	7
Reinsurance recoverables, net [1]	$27,455	$28,824

[1] As of December 31, 2019 (Successor Company), no allowance for uncollectible reinsurance was required.

As of December 31, 2020 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company (“MassMutual”) and Prudential Financial, Inc. (“Prudential”) of approximately $7.6 billion, $7.0 billion and $11.8 billion, respectively. As of December 31, 2019 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $8.1 billion, $8.0 billion and $11.5 billion, respectively. The Company’s obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.

As of December 31, 2020 (Successor Company), the ACL increased to $7 from $5 at January 1, 2020, upon adoption of ASU 2016-13. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer’s credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance (continued)

Insurance Revenues
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Gross earned premiums, fee income and other	$2,221	$2,375	$1,439	$1,059
Reinsurance assumed	125	115	66	48
Reinsurance ceded	(1,570)	(1,627)	(972)	(684)
Net earned premiums, fee income and other	$776	$863	$533	$423

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$—	$—	$—	$405
Deferred costs	—	—	—	1
Amortization — DAC	—	—	—	(13)
Amortization — Unlock benefit (charge), pre-tax	—	—	—	(3)
Adjustments to unrealized gains and losses on securities AFS and other	—	—	—	31
Balance, end of period	$—	$—	$—	$421

[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$696	$716	$805	$—
Amortization — VOBA [2]	14	25	(80)	—
Amortization — Unlock benefit (charge), pre-tax	(64)	—	(19)	—
Adjustments to unrealized gains and losses on securities AFS and other	(60)	(45)	10	—
Balance, end of period	$586	$696	$716	$—

[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. For further discussion of pushdown accounting, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

[2]    Negative gross profits due to hedge losses resulted in a write-up of VOBA.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2021	$(10)
2022	$18
2023	$22
2024	$25
2025	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2020	$450	$3,691	$14,324	$18,465
Incurred [3]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)

Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of January 1, 2020	$269	$3,691	$4,843	$8,803
Incurred [3]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)

Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803

[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]    Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2020
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,649	$1,500	$225	74
With 5% rollup [2]	928	72	23	75
With earnings protection benefit rider (“EPB”) [3]	3,221	594	83	74
With 5% rollup & EPB	446	101	22	76
Total MAV	17,244	2,267	353
Asset protection benefit (“APB”) [4]	8,332	46	32	72
Lifetime income benefit (“LIB”) — death benefit [5]	369	2	2	74
Reset [6] (5-7 years)	2,420	7	5	72
Return of premium (“ROP”) /other [7]	5,642	46	45	75
Variable annuity without GMDB [8]	2,570	—	—	72
Subtotal variable annuity [11]	$36,577	$2,368	$437	74
Less: general account value	2,801
Subtotal variable annuity separate account liabilities	33,776
Separate account liabilities - other	75,849
Total separate account liabilities	$109,625

[1]           MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]           Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]           EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]           APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]           LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]           Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]           ROP GMDB is the greater of current AV and net premiums paid.

[8]           Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

[9]           AV includes the contract holder’s investment in the separate account and the general account.

[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2020	December 31, 2019
Equity securities (including mutual funds)	$32,011	$31,114
Cash and cash equivalents [1]	1,765	1,319
Total [2]	$33,776	$32,433

[1]           Represents an allocation of the portfolio holdings.

[2]           Includes $2.6 billion and $2.3 billion of account value as of December 31, 2020 and 2019 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

As of December 31, 2020 and 2019 (Successor Company), approximately 18% and 21%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 79%, respectively, were funds invested in equity securities.

For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$15	$14	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$15	$40	5

[1]           Consist of internally developed software

[2]           Consist of state insurance licenses

There have been no additions, renewals or extension since December 31, 2019 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2021	$6
2022	$6
2023	$2
2024	$—
2025	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Debt

Collateralized Advances

The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department (“CTDOI”) will permit the Company to pledge up to approximately $940 in qualifying assets to secure FHLBB advances for 2021. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2020, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes

Provision for Income Taxes
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Income Tax Expense (Benefit)	2020	2019
Current - U.S. Federal	$10	$(8)	$(15)	$1
Deferred - U.S. Federal	56	52	74	6
Total income tax expense	$66	$44	$59	$7

Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2020	2019
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$79	$60
Unearned premium reserve and other underwriting related reserves	1	4
VOBA and reserves	567	557
Net operating loss carryover	102	166
Employee benefits	7	4
Foreign tax credit carryover	18	13
Deferred reinsurance gain	198	210
Other	11	15
Total deferred tax assets	983	1,029
Deferred Tax Liabilities
Investment related items	(145)	(150)
Net unrealized gain on investments	(360)	(198)
Total deferred tax liabilities	(505)	(348)
Net deferred tax assets	$478	$681

The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2016 tax year with the exception of net operating loss (“NOL”) carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2020 and 2019 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2020 and 2019 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.

The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company had no interest payable as of December 31, 2020 and 2019 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Income Taxes (continued)

The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:

Net Operating Loss Carryover

As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $484 and $790, respectively. The totals include U.S. losses that were generated prior to 2017 of $121 and $437, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $363 and $353, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.

Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company’s estimate of the likely realization may change over time.

Foreign Tax Credit Carryover

As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $18 and $13 respectively.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Tax provision at the U.S. federal statutory rate	$98	$86	$98	$21
Dividends received deduction (“DRD”)	(28)	(34)	(37)	(12)
Foreign related investments	(4)	(7)	(4)	(3)
Tax reform	—	—	—	(2)
Other		(1)	2	3
Provision for income taxes	$66	$44	$59	$7

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.

Litigation

The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments

The rent paid to Hartford Fire Insurance Company (“Hartford Fire”) for operating leases was $2 and $2 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2021	$1
2022	1
2023	1
2024	—
2025	—
Thereafter	—
Total minimum lease payments	$3

Unfunded Commitments

As of December 31, 2020 (Successor Company), the Company had outstanding commitments totaling $567, of which $463 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $4 of the outstanding commitments is primarily related to various funding obligations associated with private debt securities. The remaining outstanding commitments of $100 relate to mortgage loans. Of the $567 in total outstanding commitments, $66 are related to mortgage loan commitments which the Company can cancel unconditionally.

Guaranty Fund and Other Insurance-related Assessments

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies (continued)

Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company) the liability balance was $7 and $8, respectively. As of December 31, 2020 and 2019 (Successor Company) amounts related to premium tax offsets of $2 were included in other assets.

Derivative Commitments

Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital (“RBC”) tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2020 (Successor Company) was $539. Of this $539, the legal entities have posted collateral of $572, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $23 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Transactions with Related Parties

Parent Company Transactions (Successor Company)

As of December 31, 2020 and 2019, the Company had no direct employees as we are managed by TLI, the Company’s parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.

For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.

Parent Company Transactions (Predecessor Company)

Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.

Reinsurance Ceded to Affiliates (Predecessor Company)

The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company (“HLA”) whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company also ceded accident and health premiums of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as “statutory capital”.

Statutory Net Income (Loss)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Combined statutory net income (loss)	$245	$488	$(126)	$181

Statutory Capital
	Successor Company
	As of December 31,
	2020	2019
Statutory capital [1]	$3,142	$3,194

[1]           The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $51 and $37 as of December 31, 2020 and 2019 (Successor Company), respectively.

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries.

Regulatory Capital Requirements

The Company’s U.S. insurance companies’ states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company’s capital is determined by the ratio of a company’s TAC to its Company Action Level, known as the “RBC ratio”. The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2020 and 2019 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Statutory Results (continued)

Dividends

Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates were required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.

On September 18, 2020 (Successor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company (“TLA”). On the same date, TL subsequently declared and paid a $319 dividend to its parent, Talcott Resolution Life, Inc. (“TLI”).

On September 16, 2019 (Successor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.

Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.

After September 18, 2021, the Company is permitted to pay up to a maximum of $597 in dividends and the Company’s subsidiaries are permitted to pay up to a maximum of $335 in dividends without prior approval from the state insurance commissioner.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758

[1]           Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Reclassification from AOCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	Affected Line Item on the Consolidated Statement of Operations
	2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$127	$47	$(32)	$(2)	Net realized capital gains (losses)
	127	47	(32)	(2)	Income before income taxes
	27	10	(7)	—	Income tax expense
	$100	$37	$(25)	$(2)	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$(1)				Net realized capital gains (losses)
	(1)				Income before income taxes
	—				Income tax expense
	$(1)				Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	8	Net investment income
Foreign currency swaps	—	—	—	(2)	Net realized capital gains (losses)
	—	—	—	6	Income before income taxes
	—	—	—	1	Income tax expense
	$—	$—	$—	$5	Net income
Total amounts reclassified from AOCI	$99	$37	$(25)	$3	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15. Subsequent Event

On January 18, 2021 the Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.